UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01090

NOMURA PARTNERS FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

(Address of Principal Executive Offices) (Zip Code)

4 Copley Place, 5th Floor

CPH-0326

Boston, MA 02116

COPIES TO:

Nora M. Jordan, Esq.

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 1-800-535-2726

Date of Fiscal Year End: September 30

Date of Reporting Period: October 1, 2013 – March 31, 2014

Item 1.	Reports to Stockholders.

Nomura Partners Funds

The World from Asia

NOMURA

Semi-Annual Report

March 31, 2014 (Unaudited)

Nomura Partners Funds, Inc.

The Japan Fund

High Yield Fund

IMPORTANT INFORMATION

The global equity markets have produced short-term returns for some sectors/asset classes that are not typical and may not continue in the future. Because of ongoing market volatility, performance may be subject to substantial short-term changes.

The views in this report are those of the managers of the series of the Nomura Partners Funds, Inc. (the “Funds”) as of March 31, 2014 and may not reflect their views on the date this report is first published or anytime thereafter and should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. References to specific securities and issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. This report may contain discussions about investments that may or may not be held by the Funds as of the date of this report. Holdings and allocations are subject to change. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long-term.

Investing includes risk, including possible loss of principal. International investing involves certain risks and increased volatility not associated with investing solely in the U.S. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are magnified in the Funds which invest in emerging markets. Funds focusing on a single country, limited geographic areas and/or limited sectors may result in greater market volatility. Also, the Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger, more established companies. High yield bonds are subject to greater price volatility, may be less liquid than higher rated securities and are subject to greater sensitivity to interest rate and economic changes. As interest rates rise, the value of debt securities decreases; whereas prepayment risk tends to occur during periods of declining interest rates. The decline in an issuer’s credit rating can negatively affect the value. The Funds may not be suitable for all investors and are not intended to be a complete investment program.

The Tokyo Stock Exchange Price Index (“TOPIX”) is an unmanaged capitalization weighted measure (adjusted in U.S. Dollars) of all shares listed on the first section of the Tokyo Stock Exchange. The MSCI Japan Index is a free float-adjusted index that includes every listed security in the Japanese market. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market. One cannot invest directly in an index.

Price-to-book ratio is the ratio of a stock’s latest closing price divided by its book value per share. Book value is the total assets of a company minus total liabilities. Price to earnings (PE) ratio is the valuation of a company’s current share price relative to company earnings. EBITDA is used to analyze a company’s operating profitability before non-operating expenses. Yield-to-worst is the lowest potential bond yield received without the issuer defaulting, it assumes the worst-case scenario, or earliest redemption possible under terms of the bond. Basis Points (bps): unit of measure used in quoting yields. One basis point is equal to 0.01%. Option-adjusted spread (“OAS”) equates the present value of an underlying security’s cash flows to the market price of the security, while also valuing embedded options against general market volatility.

The MSCI information may only be used for your internal use, may not be reproduced or redisseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an “as is” basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the “MSCI Parties”) expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information. Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages.

(www.mscibarra.com)

Management’s Discussion of Fund Performance

(Unaudited) – The Japan Fund (the “Fund”)

Semi-Annual Review:

The Fund recorded a return of -4.56% in terms of Net Asset Value per share (NAV), for the review period from September 30, 2013 to March 31, 2014. The corresponding returns for the TOPIX Index (the “Benchmark”) with gross dividends reinvested and for the MSCI Japan Index with gross dividends reinvested were -3.10% and -3.28% in U.S. dollar terms, respectively. Therefore, the Fund underperformed the Benchmark by 1.46% (146 basis points) while it underperformed the MSCI Japan Index by 1.28% (128 basis points) during the period.

The Benchmark (including dividends) climbed 9.1% in local currency terms during the fourth quarter of 2013 and reached a 7-year high at the end of December 2013, as Japanese companies revised their earnings guidance upwards. Thereafter, the Benchmark fell by 6.8% during the first quarter of 2014. This correction partly reflected profit-taking, but was largely the result of two factors. First was the external factor, or concerns about falling equity markets and currencies in some emerging countries such as Argentina, and the growing geopolitical tensions in the Ukraine. The second factor was the domestic economic situation, or the uncertainty surrounding the impact of the consumption tax rate hike at the beginning of April 2014, together with waning expectations that the Bank of Japan (the “BOJ”) would adopt further monetary policy easing measures. Overall, the Benchmark rose by 1.7% in local currency terms during this review period. In the currency market, the yen depreciated against the US dollar by 4.8%. The US Federal Reserve’s moves toward the gradual normalization of monetary policy and the continuous expansion of the monetary base by the BOJ have pushed the yen lower. As a result, the Benchmark (including dividends) declined by 3.1% in US dollar terms for the semi-annual period, as noted above.

The Fund seeks long-term capital appreciation derived not only from value stocks but also from growth stocks, while also selecting from both large-cap and small-cap stock markets in Japan. Considering this objective and strategy, Nomura Asset Management utilizes a “multi-manager” approach to managing the Fund’s investments. The Fund’s investments are initially allocated to three portfolio management teams who are each responsible for the large cap value, large cap growth, and small cap blend strategies. Decisions regarding the allocation of assets to a particular style are made by a dedicated asset allocation committee. Through this style diversification, Nomura Asset Management aims to capture the broader investment opportunities as well as ensuring that the portfolio is well diversified.

In terms of style allocation, we have maintained the existing strategy throughout this semi-annual review period. At the end of March 2014, we allocated 52.5% of the equity position to large cap value, 37.6% to large cap growth, and 9.9% to the small cap blend strategy. The total equity portfolio consisted of 302 stocks. The five largest sector weightings were Electric Appliances, Machinery, Transportation Equipment, Information & Communication and Banks. Within the top five sectors, the Fund held overweight exposures relative to the Benchmark in the Machinery and

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2014
1.	Toyota Motor Corp.	3.18%
2.	Mitsubishi Heavy Industries Ltd.	2.61%
3.	Hitachi Ltd.	2.56%
4.	Mitsubishi UFJ Financial Group, Inc.	2.50%
5.	Sumitomo Mitsui Financial Group, Inc.	2.26%
6.	Seven & I Holdings Co. Ltd.	2.04%
7.	Mitsubishi Electric Corp.	2.00%
8.	Nippon Telegraph and Telephone Corp.	1.81%
9.	KDDI Corp.	1.66%
10.	Sumitomo Electric Industries Ltd.	1.66%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 8. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Nomura Partners Funds	The World from Asia	:	1

Management’s Discussion of Fund Performance

(Unaudited) (continued) – The Japan Fund

Portfolio Summary

Asset Allocation
March 31, 2014
Equity Holdings	96.35%
Cash Equivalents	0.00%
Other Assets less Liabilities	3.65%

Sector Diversification
March 31, 2014
Industrials	26.48%
Consumer Discretionary	19.71%
Financials	14.14%
Information Technology	10.52%
Materials	9.36%
Consumer Staples	5.91%
Telecommunication Services	4.90%
Health Care	3.81%
Utilities	0.81%
Energy	0.71%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 8.

Information & Communication sectors, and it held underweight exposures to the Banks and Transportation Equipment sectors. The position in the Electric Appliances sector was close to neutral.

The Fund’s underperformance of 1.46% (146 basis points) against the Benchmark for the review period was due to the negative results from the style allocation strategy, while stock selection made a minor positive contribution. The underweight position in the small cap portfolio and an overweight position in the large cap value portfolio relative to the Benchmark had a negative impact on the style allocation strategy. In terms of stock selection, HITACHI, LTD. (2.66% of holdings/ Electric Appliances), MITSUBISHI ELECTRIC CORPORATION (2.08% of holdings/ Electric Appliances), and SEVEN & I HOLDINGS CO., LTD. (2.12% of holdings/ Retail Trade) added value, while HITACHI ZOSEN CORPORATION (0.30% of holdings/ Machinery), TOKYU FUDOSAN HOLDINGS CORPORATION (0.58% of holdings/ Real Estate) and NIPPON STEEL & SUMITOMO METAL CORPORATION (1.33% of holdings/ IRON & STEEL) detracted from the relative performance.

Market Outlook:

Japan’s consumption tax rate was raised from 5% to 8% at the beginning of April 2014. Real GDP is expected to shrink in the second quarter of 2014 after recording solid growth of +5.9% quarter-over-quarter (qoq, annualized), in the first quarter of 2014. This economic dip should be limited and temporary thanks to the expansionary fiscal measures and improvements in household income. Capital investment in the corporate sector could pick up, backed by robust domestic demand and a recovery in external demand. We expect the Japanese economy to continue expanding, with a +1.2% year-over-year (yoy) real GDP growth rate in calendar year (“CY”) 2014 and +1.1% in CY2015.

Corporate Earnings of Japanese companies have grown significantly over the past year. According to the latest forecast in May 2014, recurring profits of major Japanese companies (excluding Financials) were expected to grow by 39.7% (yoy) for fiscal year (“FY”) March 31, 2013 and by a further 9.0% for FY2014. The main contribution to this profit growth is expected to come from rising sales, as revenue is estimated to have expanded by 12.0% (yoy) for FY2013, the fastest pace in the post-bubble era since FY1990, and by 3.4% for FY2014. Over the past deflationary two decades, Japanese companies had found it difficult to expand corporate revenues, and have even suffered occasional downtrend phases in both unit sales and revenue. Amid such a challenging environment, most Japanese companies were reluctant to increase capital investment and employment, and they have tended instead to enhance their internal balance sheet reserves. However, this economic environment is beginning to change. We now expect Japanese companies to reassess this cautious approach to capital investment, hiring and wage increases.

Japan’s core inflation rate (consumer prices excluding fresh food) was +1.3% (yoy) in March 2014, rising from -0.5% one year ago. The main drivers behind this change in inflationary conditions have been the

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – The Japan Fund

depreciation of the yen and rising energy costs. Although these influences are expected to diminish gradually, the core inflation rate should maintain a steady positive trend, mainly pulled along by the improving labor market. Japan’s unemployment rate slipped to 3.6% in March 2014, the lowest level since July 2007. The BOJ’s Tankan survey, issued in March 2014, revealed an Employment Conditions Diffusion Index of -15, clearly implying a labor shortage. The data suggested that Japan’s labor market had tightened so that household sector incomes could continue to rise gradually. This was one of the most important conditions allowing Japan to exit from its deflationary phase.

Whether or not Japan’s economy is able to escape from deflation is a major issue for the Japanese equity market. If deflation is left behind, then there is a chance that Japanese equity valuations might shift from their current level. The TOPIX price-to-earnings ratio (PER) based on current earnings forecasts for FY2014 is 13.4, which was below the S&P 500 Index’s PER of 16.0 (as of April 30, Bloomberg estimates). The Tokyo market’s price-to-book-value ratio (PBR) was 1.23 while that of the S&P 500 Index was 2.64. In our assessment, Japan’s equity market valuations are still depressed and the growth potential of Japanese companies is not being discounted fairly due to the prolonged deflationary economic circumstances. As investors become more convinced that the economy can overcome deflation and can realize sustainable growth, the more fairly equity markets will discount the growth potential of Japanese companies.

We believe the Japanese equity market is attractive from a long-term investment perspective, and, in our judgment, there are many attractive stocks available in this market. We will maintain a well-diversified portfolio and select the most attractive candidates from among the value stocks, growth stocks, and small-capitalization stocks using our extensive equity research capabilities.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower.

Nomura Partners Funds	The World from Asia	:	3

Management’s Discussion of Fund Performance

(Unaudited) – High Yield Fund

Top Ten Holdings

Ten Largest Equity Holdings
at March 31, 2014
1.	Barclays Bank PLC	1.51%
2.	First Data Corp.	1.39%
3.	Landry’s Holdings II, Inc.	1.30%
4.	Ally Financial, Inc.	1.23%
5.	Windstream Corp.	1.19%
6.	Reynolds Group Issuer, Inc.	1.18%
7.	Shelf Drilling Holdings Ltd.	1.17%
8.	LBG Capital No.1 PLC	1.16%
9.	Halcon Resources Corp.	1.12%
10.	APX Group, Inc.	1.10%

Portfolio holdings are subject to change. Holdings may combine more than one security from the same issuer and related depositary receipts and participating notes.

Percentages are based on net assets.

For more complete details about the Fund’s investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings list are available upon request.

Semi-Annual Review:

The Fund recorded a return of 7.64% in terms of Net Asset Value per share (NAV), for the review period from September 30, 2013 to March 31, 2014. The corresponding return for the Bank of America Merrill Lynch High Yield Master II Constrained Index (the “Benchmark”) was 6.59%. Therefore, the Fund outperformed the Benchmark by 1.05% (105 basis points) during the period.

Throughout October 2013 equities and high yield bonds proved resilient. However, coming into October markets had to contend with elevated headline risk emanating from Washington as negotiations on the debt ceiling and Continuing Resolution deal progressed. Also, Fed policy expectations shifted from a unanimous September 2014 taper only a month earlier, to sometime in early 2014 as it became likely that chronic fiscal uncertainty would have an ongoing dampening effect on the economy. A series of weak economic reports (durable goods, pending home sales, consumer confidence, retail sales, claims/payrolls, and manufacturing) were early signs that the government shutdown and the debt ceiling debate were depressing activity. With equities strong and the economy avoiding contraction, these conditions were fine for high-yield bond investors to the extent they suppressed Treasury yields, with rate risk much more worrisome than credit risk. These are essentially the same slow growth conditions the high yield market has thrived on for the last several years.

From an issuer perspective, Sprint and Ally Financial both performed extremely well during October 2013. We remain positive on Sprint in the long-term as we think margins will expand meaningfully as a result of network vision. Ally Financial continued to benefit from increased US auto financing and deposits. First Data Corporation has contributed to the Fund’s performance during October as the company continued to enjoy increased credit card transactions and overall dollar volumes.

With the US economy proving surprisingly resilient to the anticipated effects of the debt ceiling debate, central bank expectations continued to evolve throughout November 2013, and these conditions ensured that bond volatility remained elevated even as stocks pressed to new highs. Behind stronger US payroll and PMI data, as well as rhetoric emanating from the Fed, market consensus for Fed tapering shifted from April 2013 to January 2014. While there was still an inability to form a broad consensus on Fed tapering, there was at least some successful separation from Quantitative Easing (“QE”) and the Fed’s Zero Interest Rate Policy (“ZIRP”).

Throughout December 2013, a combination of improving growth and a reinforced ZIRP message offset the rising prospect for reduced QE. Despite another meaningful rise in Treasury yields month-over-month (+37bp 5yr, +29bp 10yr), high-yield bonds and loans again managed to outperform its fixed income peers. The risks around fourth quarter 2013 growth projections gradually shifted from the downside to the upside by mid-December 2013, and reports on US inventories, equipment spending, and retail sales solidified this view. The Federal Open Market Committee (“FOMC”) decided to taper its monthly asset purchases by a small amount from $85bn to

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Management’s Discussion of Fund Performance

(Unaudited) (continued) – High Yield Fund

$75bn (split $5bn mortgages/Treasuries) but offset this with a qualitative enhancement to forward guidance without reducing the unemployment threshold, IOER, or introducing inflation floor. Further, the FOMC reinforced its commitment to its ZIRP, which also helped to offset the tapering announcement.

Our positive performance during the last three months of 2013 came from several sources. First, our bearish view on Treasuries at the beginning of 2013 led us to underweight duration-sensitive BB-rated issuers, and overweight B-rated issuers and short duration higher-quality CCC-rated issuers. As of December 31, 2013, BB-rated issuers had a yield-to-worst of 4.56%, an Option Adjusted Spread (“OAS”) of 276bps, and duration-to-worst of 4.48, displaying higher-levels of Treasury sensitivity, and little in the way of yield. Meanwhile, B-rated issuers had a yield-to-worst of 5.43%, an OAS of 420bps, and duration-to-worst of 3.11, and CCC-rated issuers had a yield-to-worst of 8.29%, an OAS of 713bps, and duration-to-worst of 2.82, both offering more yield and spread which tends to benefit the most in an improving credit environment. This posture lowered our duration-to-worst, put additional spread cushion in the portfolio, and allowed us to benefit from increased merger & acquisition activity throughout the year. We found that B-rated and CCC-rated companies had much stronger covenant packages than higher-quality BB-rated issuers, which typically lack change of control covenants, restrictions on affiliate transactions, and stand-alone asset sales covenants, among others.

Second, we were very active in the new issue market throughout the year. We found that new issue deal quality remained healthy, and the bulk of the use of proceeds continued to be for refinancing purposes. Further, by building positions through new issues, we were not incurring transaction costs via the bid/ask spread, which is very helpful in a tight environment. Third, sectors like Homebuilders and Building Products, Bank/Finance, Wireless, and Oil & Gas all contributed to relative outperformance throughout the year.

For the month of December 2013, First Data and AK Steel contributed to relative performance. First Data completed a refinancing of its short-dated subordinated notes, pushing out the company’s maturity wall. This may give the company more runway to implement its profitability initiatives. AK Steel bonds continued to rally after the company announced better than expected guidance.

Global markets came under pressure in January 2014 due to a combination of factors; namely developing stress in emerging markets, a downturn in global PMIs, a turn in US economic momentum from a rapid pace at the turn of the year, and the seeming uniformity of sentiment/positioning heading into the year (positioned for higher bond yields and stock prices). After serving as a tailwind into year-end, growth indicators have been missing estimates for the first several weeks of January (durable goods, housing, payrolls, auto sales, Flash PMIs). At this stage, growth simply appears to be cooling from very elevated levels at the turn of the year (US GDP slowed to 2.5% from 3.2% q/q), but the momentum in growth

Portfolio Summary

Asset Allocation
March 31, 2014
Corporate Obligations	91.53%
Senior Term Loans	6.19%
Preferred Stocks	1.12%
Convertible Bonds	0.14%
Common Stocks	0.12%
Cash Equivalents	1.05%
Liabilities less Other Assets	(0.15)%

Sector Diversification
March 31, 2014
Services	15.44%
Energy	10.57%
Basic Industry	9.63%
Telecommunication	8.86%
Media	8.53%
Financial Services	6.82%
Healthcare	6.59%
Technology & Electronics	6.56%
Consumer Cyclical	6.40%
Capital Goods	5.26%
Banking	4.92%
Automotive	3.23%
Consumer Non-Cyclical	2.78%
Utility	2.09%
Financials	1.42%
Insurance	0.77%
Real Estate	0.28%

Asset allocation and sector diversification are subject to change.

Percentages are based on net assets.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments starting on page 14.

Nomura Partners Funds	The World from Asia	:	5

Management’s Discussion of Fund Performance

(Unaudited) (continued) – High Yield Fund

Credit Quality Breakdown*
(% of Total Investments as of March 31, 2014)

S&P Ratings
A-	0.05%
BBB	1.00%
BBB-	1.28%
BB+	5.03%
BB	10.26%
BB-	10.85%
B+	8.93%
B	12.87%
B-	12.07%
CCC+	20.67%
CCC	1.96%
CCC-	2.08%
CC	0.39%
D	0.46%
NR	11.05%
Short-Term Investments	1.05%

Total	100.00%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

indicators and volatility in emerging markets unsettled market participants. US investors had to contend with heighted emerging market FX volatility despite aggressive policy responses from central banks, and surfacing concerns around China’s shadow banking industry.

For the month of January 2014, Charter Communications and Ally Financial contributed to relative performance. On January 13th, Charter Communications announced that it offered to buy Time Warner Cable Inc. for approximately $132.50 a share, valuing the second-largest U.S. cable provider at more than $61 billion, including debt. Ally Financial traded up during January 2014 as the auto lender may start a road show for an initial public offering as soon as the first quarter of 2014 as the U.S. Treasury looked to shed its ownership, according to its chief executive officer. Avaya detracted from performance during January 2014 as the company pre-released weaker revenue and EBITDA guidance for the first quarter of 2014.

From a sector perspective, positive issuer selection in the Building Materials Sector contributed the most to relative performance in January 2014. An overweight and positive issuer selection in the Auto Parts & Equipment Sector also contributed to relative performance during January 2014. The Energy-Exploration & Production and the Electric-Integrated Sectors traded down during January 2014 and detracted from performance.

Risk markets rebounded from their brief pause late in January 2014 as the overriding themes that have driven markets for much of the last year remain in place. Slow-but-steady growth in the US and a recovering European economy were the main themes. The fears related to emerging market growth that flared up in January 2014 seemed to have dissipated somewhat. These factors all combined to support a recovery in risk markets including high yield. Within the high yield market, BB-rated credits were the standout as steady treasury rates near recent lows gave them room to rally. However, the entire high yield space enjoyed a strong month.

For the month of February 2014, Sprint Communications and First Data contributed to the Fund’s relative performance. Sprint posted stronger than expected first quarter of 2014 results, benefitting from solid gross advertising revenues. For the first time, the company called out tablets as a meaningful driver of net revenues. These were predominantly sold to existing subscribers, adding to average revenue per account. First Data reported earnings in line with their pre-release as part of their refinancing back in January. Sales of $2.79bn were up 1.5% year-over-year. Generally speaking, the trend of improving volumes being offset by pricing concessions continues which is why adjusted sales were relatively flat.

From a sector perspective, an overweight and positive issuer selection in the Banking Sector contributed the most to the Fund’s relative performance in February 2014. An underweight and positive issuer selection in the Electric-Generation Sector also contributed to the Fund’s relative performance during February 2014. Issuer selection in the Gas Distribution and Department Store Sectors detracted from performance during the month.

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Management’s Discussion of Fund Performance

(Unaudited) (concluded) – High Yield Fund

The impact of the weather in January 2014 appeared to have been particularly large, with somewhat more moderate effects in February 2014. However, incoming data suggest that economic activity started to regain momentum in March 2014. We expect fundamental support for growth to gradually show through in coming months. More importantly, the high yield market was able to weather a rise in Treasury yields and maintain firm prices. During March 2014, 5-yr and 10-yr Treasury yields increased 22bp and 7bp to 1.72% and 2.72%, respectively; yet high-yield bonds provided positive gains of +0.23%.

Towards the end of March 2014, Federal Reserve Chair, Janet Yellen, gave a speech on outlining her views on the labor market. From the speech, it was clear that Chair Yellen still sees substantial slack in the labor market and believes it is necessary to provide accommodative monetary policy as long as wage growth and inflation remain below the Fed’s mandate. However, she also acknowledged the limits of monetary policy as a means for addressing slack in the labor market. In particular, once prices and inflationary pressures slowly build, the Fed will likely have to reassess its judgment as to how much more monetary policy can help spur job growth.

For the month of March 2014, Armored AutoGroup and Dish Network contributed to the Fund’s relative performance. Armored AutoGroup’s management is poised for $10m of annual cost savings from manufacturing and procurement savings, and supply chain efficiencies over the next 18-months. During March 2014, Dish Network and Softbank entered into talks to partner on fixed wireless broadband. The goal would be a rural wireless broadband option that could rival at least DSL speeds.

Looking forward to the second quarter, our credit posture continues to be underweight BB-rated issuers due to enhanced Treasury sensitivity, and overweight B-rated and CCC-rated issuers due to the improving economy, less Treasury sensitivity, and stronger covenants.

We remain constructive on the fundamentals of the high yield market, although valuations are approaching fair value. The par-weighted US high-yield default rate decreased to a post-crisis low of 0.61% on March 31, 2014, down from 0.67% in February 2013 and from 1.25% in March 2013. Corporate balance sheets, trailing profits, and liquidity remain healthy and companies continue to act conservatively, thus, conditions are ripe for an extension of the past five years’ low default activity. To the extent stagnant growth conditions and resurfacing geopolitical risks stunt the rise in Treasury yields these conditions would be supportive of low high-yield bond yields.

Past performance is not a guarantee of future results. Performance shown represents that of the Fund’s Class A shares. Performance does not reflect any applicable front end sales charge or redemption fees. If reflected, returns would have been lower. Non-investment grade bonds: Credit ratings for bonds below these designations (‘BB’, ‘B’, ‘CCC’, etc.) are considered low credit quality, non-investment grade, and are commonly referred to as “junk bonds.”

Nomura Partners Funds	The World from Asia	:	7

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2014

Common Stocks 96.35%

	Shares	Value ($)
Consumer Discretionary 19.71%
Auto Components 4.82%
Aisin Seiki Co. Ltd.	9,700	349,377
Bridgestone Corp.	65,500	2,319,624
Denso Corp.	35,700	1,709,176
Kinugawa Rubber Industrial Co. Ltd.	27,000	111,793
Koito Manufacturing Co. Ltd.	21,000	354,793
NGK Spark Plug Co. Ltd.	74,000	1,659,627
NHK Spring Co. Ltd.	15,200	140,636
Piolax, Inc.	5,100	186,132
Press Kogyo Co. Ltd.	68,000	245,832
Sanoh Industrial Co. Ltd.	16,100	100,608
Sumitomo Rubber Industries Ltd.	27,800	355,087
Yorozu Corp.	16,800	275,418
		7,808,103

Automobiles 7.54%
Daihatsu Motor Co. Ltd.	20,700	365,150
Fuji Heavy Industries Ltd.	82,500	2,227,247
Honda Motor Co. Ltd.	68,200	2,397,975
Isuzu Motors Ltd.	158,000	914,458
Mazda Motor Corp.	151,000	668,676
Nissan Motor Co. Ltd.	40,100	356,886
Suzuki Motor Corp.	5,500	143,278
Toyota Motor Corp.	91,400	5,143,880
		12,217,550

Distributors 0.13%
Paltac Corp.	18,000	204,982

Diversified Consumer Services 0.09%
Step Co. Ltd.	8,400	59,595
Take And Give Needs Co. Ltd.	4,020	76,617
		136,212

Hotels, Restaurants & Leisure 1.12%
Doutor Nichires Holdings Co. Ltd.	4,500	79,120
H.I.S. Co. Ltd.	2,200	125,148
Oriental Land Co. Ltd.	7,300	1,109,112
Resorttrust, Inc.	9,900	152,886
Saint Marc Holdings Co. Ltd.	3,100	152,495
Tosho Co. Ltd.	13,000	199,821
		1,818,582

Household Durables 1.31%
Alpine Electronics, Inc.	10,800	141,407
Fujitsu General Ltd.	17,000	163,884
Panasonic Corp.	30,100	343,389

	Shares	Value ($)
Sekisui House Ltd.	28,300	350,643
Sony Corp.	51,500	981,755
Starts Corp., Inc.	10,500	133,913
		2,114,991

Internet & Catalog Retail 0.07%
ASKUL Corp.	1,100	34,604
Start Today Co. Ltd.	3,100	79,255
		113,859

Leisure Equipment & Products 0.95%
Namco Bandai Holdings, Inc.	15,500	366,064
Shimano, Inc.	8,400	843,355
Yamaha Corp.	25,300	325,251
		1,534,670

Media 1.49%
CyberAgent, Inc.	6,200	238,066
Fuji Media Holdings, Inc.	8,200	150,294
Kadokawa Corporation	24,900	796,524
Nippon Television Network Corp.	22,600	368,486
Septeni Holdings Co. Ltd.	10,900	139,063
SKY Perfect JSAT Holdings, Inc.	67,000	357,570
TV Asahi Corp.	20,300	367,285
		2,417,288

Multiline Retail 0.65%
Don Quijote Co. Ltd.	3,600	185,681
Isetan Mitsukoshi Holdings Ltd.	13,800	171,653
J Front Retailing Co. Ltd.	28,000	194,132
Marui Group Co. Ltd.	16,800	145,020
Ryohin Keikaku Co. Ltd.	3,700	355,910
		1,052,396

Specialty Retail 1.54%
ABC-Mart, Inc.	2,700	117,010
Adastria Holdings Co. Ltd.	4,900	122,510
Alpen Co. Ltd.	16,600	300,252
AOYAMA Trading Co. Ltd.	5,500	145,117
Arc Land Sakamoto Co. Ltd.	19,600	373,973
Fast Retailing Co. Ltd.	800	289,610
Jin Co. Ltd.	2,200	65,680
K’s Holdings Corp.	5,800	161,102
Shimachu Co. Ltd.	7,100	154,657
United Arrows Ltd.	2,800	103,442
Xebio Co. Ltd.	38,400	666,824
		2,500,177
Total Consumer Discretionary		31,918,810

The accompanying notes are an integral part of the financial statements.

8	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2014

Common Stocks (continued)

	Shares	Value ($)
Consumer Staples 5.91%
Food & Staples Retailing 3.11%
Arcs Co. Ltd.	4,200	81,856
Belc Co. Ltd.	5,500	104,291
Heiwado Co. Ltd.	9,700	136,276
Kusuri No Aoki Co. Ltd.	1,900	122,878
Lawson, Inc.	7,500	530,138
Maxvalu Tokai Co. Ltd.	9,400	124,125
Seven & I Holdings Co. Ltd.	86,700	3,306,838
Sugi Holdings Co. Ltd.	2,700	120,286
Welcia Holdings Co. Ltd.	5,550	311,984
Yaoko Co. Ltd.	4,100	194,608
		5,033,280

Food Products 1.70%
Ajinomoto Co., Inc.	25,000	358,125
Ariake Japan Co. Ltd.	6,600	153,285
Calbee, Inc.	15,700	370,524
Ezaki Glico Co. Ltd.	6,000	79,305
Fuji Oil Co. Ltd.	21,800	279,153
Kewpie Corp.	11,500	158,227
MEIJI Holdings Co. Ltd.	19,100	1,203,393
Nippon Meat Packers, Inc.	10,000	149,352
		2,751,364

Household Products 0.29%
Unicharm Corp.	8,800	471,142

Personal Products 0.06%
Milbon Co. Ltd.	2,700	89,683

Tobacco 0.75%
Japan Tobacco, Inc.	38,900	1,219,759
Total Consumer Staples		9,565,228

Energy 0.71%
Energy Equipment & Services 0.21%
Modec, Inc.	13,100	330,898

Oil, Gas & Consumable Fuels 0.50%
INPEX Corp.	27,400	354,857
Japan Petroleum Exploration Co.	3,500	116,284
JX Holdings, Inc.	71,000	341,335
		812,476
Total Energy		1,143,374

Financials 14.14%
Capital Markets 0.14%
Daiwa Securities Group, Inc.	17,000	147,650
Monex Group, Inc.	23,200	89,965
		237,615

	Shares	Value ($)
Commercial Banks 7.19%
Bank of Yokohama Ltd.	72,000	358,882
Chiba Bank Ltd.	86,000	529,346
Fukuoka Financial Group, Inc.	45,000	184,640
Hiroshima Bank Ltd.	34,000	142,592
Keiyo Bank Ltd.	40,000	170,372
Mitsubishi UFJ Financial Group, Inc.	739,000	4,053,910
Mizuho Financial Group, Inc.	621,000	1,225,266
Resona Holdings, Inc.	274,700	1,325,964
Sumitomo Mitsui Financial Group, Inc.	85,900	3,661,615
		11,652,587

Consumer Finance 0.61%
Credit Saison Co. Ltd.	21,800	432,949
Hitachi Capital Corp.	24,900	531,457
Pocket Card Co. Ltd.	3,500	19,173
		983,579

Diversified Financial Services 1.81%
Fuyo General Lease Co. Ltd.	9,400	337,016
Mitsubishi UFJ Lease & Finance Co. Ltd.	65,900	322,245
ORIX Corp.	142,700	2,004,244
Ricoh Leasing Co. Ltd.	11,400	270,823
		2,934,328

Insurance 2.36%
Dai-ichi Life Insurance Co. Ltd.	151,800	2,201,733
NKSJ Holdings, Inc.	7,300	187,269
T&D Holdings, Inc.	29,500	350,121
Tokio Marine Holdings, Inc.	36,000	1,079,292
		3,818,415

Real Estate Management & Development 2.03%
Daibiru Corp.	21,300	226,503
Mitsui Fudosan Co. Ltd.	5,000	152,214
Sumitomo Realty & Development Co. Ltd.	48,000	1,875,800
Tokyo Tatemono Co. Ltd.	15,000	128,352
Tokyu Fudosan Holdings Corp.	121,100	901,345
		3,284,214
Total Financials		22,910,738

Health Care 3.81%
Health Care Equipment & Supplies 1.06%
Asahi Intecc Co. Ltd.	6,700	269,051
Hogy Medical Co. Ltd.	10,500	539,423

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	9

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2014

Common Stocks (continued)

	Shares	Value ($)
Health Care (continued)
Rion Co. Ltd.	2,800	39,808
Sysmex Corp.	9,200	295,177
Terumo Corp.	26,800	584,266
		1,727,725

Health Care Providers & Services 0.22%
Ship Healthcare Holdings, Inc.	1,100	42,383
Tokai Corp/Gifu	5,800	165,695
Tsukui Corp.	14,900	145,002
		353,080

Pharmaceuticals 2.53%
Astellas Pharma, Inc.	172,500	2,043,522
Chugai Pharmaceutical Co. Ltd.	45,100	1,150,007
Kyowa Hakko Kirin Co. Ltd.	14,000	149,031
Nippon Shinyaku Co. Ltd.	8,000	151,470
Rohto Pharmaceutical Co. Ltd.	11,000	193,933
Seikagaku Corp.	5,500	73,261
Takeda Pharmaceutical Co. Ltd.	7,100	336,122
		4,097,346
Total Health Care		6,178,151

Industrials 26.48%
Air Freight & Logistics 0.57%
Kintetsu World Express, Inc.	5,500	245,199
Yamato Holdings Co. Ltd.	25,000	538,237
Yusen Logistics Co. Ltd.	11,100	139,858
		923,294

Airlines 0.23%
Japan Airlines Co. Ltd.	7,400	363,781

Building Products 1.60%
Bunka Shutter Co. Ltd.	60,000	367,536
Daikin Industries Ltd.	23,300	1,302,979
Nichias Corp.	19,000	121,746
Noritz Corp.	7,200	133,955
Sanwa Holdings Corp.	39,000	252,367
Sekisui Jushi Corp.	11,000	148,899
Takara Standard Co. Ltd.	19,000	146,066
Takasago Thermal Engineering Co. Ltd.	12,200	124,753
		2,598,301

Commercial Services & Supplies 0.68%
Moshi Moshi Hotline, Inc.	13,100	120,229
Nippon Kucho Service Co. Ltd.	400	2,709
Sato Holdings Corp.	12,800	296,073

	Shares	Value ($)
Sohgo Security Services Co. Ltd.	17,400	364,484
Toppan Printing Co. Ltd.	20,000	143,018
Tosho Printing Co. Ltd.	38,000	165,750
		1,092,263

Construction & Engineering 2.69%
JGC Corp.	28,000	972,742
Kajima Corp.	443,000	1,550,738
Kandenko Co. Ltd.	30,000	151,727
Kyudenko Corp.	4,000	31,940
Nippo Corp.	13,000	179,184
Obayashi Corp.	61,000	343,398
Shimizu Corp.	29,000	149,978
Taikisha Ltd.	12,100	262,024
Taisei Corp.	160,000	713,245
Yurtec Corp.	1,000	3,839
		4,358,815

Electrical Equipment 4.45%
Mabuchi Motor Co. Ltd.	2,200	143,816
Mitsubishi Electric Corp.	288,000	3,233,701
Nidec Corp.	16,800	1,020,049
Nissin Electric Co. Ltd.	25,000	128,627
Sumitomo Electric Industries Ltd.	180,900	2,687,589
		7,213,782

Industrial Conglomerates 0.64%
Toshiba Corp.	245,000	1,035,550

Machinery 10.41%
Daifuku Co. Ltd.	21,500	265,201
Ebara Corp.	208,000	1,300,461
FANUC Corp.	3,400	598,647
Hino Motors Ltd.	13,000	192,448
Hitachi Zosen Corp.	99,000	470,615
Hosokawa Micron Corp.	14,000	78,790
Kito Corp.	2,700	55,114
Kitz Corp.	9,200	44,915
Komatsu Ltd.	74,600	1,542,761
Komori Corp.	7,800	97,134
Kubota Corp.	107,000	1,429,438
Makino Milling Machine Co. Ltd.	125,000	878,774
Makita Corp.	14,800	817,174
Mitsubishi Heavy Industries Ltd.	725,000	4,220,047
Nabtesco Corp.	6,800	157,055
Nippon Sharyo Ltd.	44,000	182,054
Nippon Thompson Co. Ltd.	24,000	117,070
NSK Ltd.	133,000	1,365,868

The accompanying notes are an integral part of the financial statements.

10	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2014

Common Stocks (continued)

	Shares	Value ($)
Industrials (continued)
Obara Group, Inc.	6,800	254,125
Oiles Corp.	16,900	360,847
ShinMaywa Industries Ltd.	39,000	355,313
SMC Corp.	3,700	973,568
Sumitomo Heavy Industries Ltd.	47,000	191,723
Tocalo Co. Ltd.	7,100	112,682
Toshiba Machine Co. Ltd.	72,000	339,857
Tsubakimoto Chain Co.	65,000	463,934
		16,865,615

Marine 0.33%
Nippon Yusen K.K.	183,000	534,463

Professional Services 0.18%
Nihon M&A Center, Inc.	5,700	152,279
Temp Holdings Co. Ltd.	5,500	145,673
		297,952

Road & Rail 1.76%
East Japan Railway Co.	18,500	1,362,055
Hamakyorex Co. Ltd.	3,500	94,025
Hankyu Hanshin Holdings, Inc.	119,000	647,425
Nippon Express Co. Ltd.	59,000	288,295
Seino Holdings Co. Ltd.	20,000	190,276
Senko Co. Ltd.	63,000	273,193
		2,855,269

Trading Companies & Distributors 2.64%
Hanwa Co. Ltd.	40,000	154,725
Inabata & Co. Ltd.	11,100	112,874
ITOCHU Corp.	30,000	349,955
Iwatani Corp.	20,000	130,242
Marubeni Corp.	21,000	140,775
Mitsubishi Corp.	103,000	1,910,055
Mitsui & Co. Ltd.	70,100	989,295
MonotaRO Co. Ltd.	1,800	46,086
Sumitomo Corp.	28,200	358,393
Trusco Nakayama Corp.	3,400	78,851
		4,271,251

Transportation Infrastructure 0.30%
Mitsubishi Logistics Corp.	26,000	361,259
Sumitomo Warehouse Co. Ltd.	24,000	116,841
		478,100
Total Industrials		42,888,436

	Shares	Value ($)
Information Technology 10.52%
Communications Equipment 0.05%
Hitachi Kokusai Electric, Inc.	7,000	83,915

Computers & Peripherals 0.15%
NEC Corp.	80,000	245,324

Electronic Equipment, Instruments & Components 6.18%
Alps Electric Co. Ltd.*	11,800	140,334
Azbil Corp.	5,900	145,384
Citizen Holdings Co. Ltd.	104,100	782,183
Hamamatsu Photonics K.K.	3,200	144,895
Hitachi High-Technologies Corp.	22,300	518,465
Hitachi Ltd.	563,000	4,147,336
Japan Aviation Electronics Industry Ltd.	25,000	372,899
Keyence Corp.	4,800	1,974,700
Macnica, Inc.	12,500	371,116
Maruwa Co. Ltd/Aichi	3,800	147,713
Murata Manufacturing Co. Ltd.	1,900	178,806
Nippon Chemi-Con Corp.*	92,000	286,409
Osaki Electric Co. Ltd.	17,000	98,103
Panasonic Industrial Devices SUNX Co. Ltd.	21,500	92,486
Siix Corp.	14,300	233,686
TDK Corp.	5,200	216,753
Yaskawa Electric Corp.	11,000	151,724
		10,002,992

Internet Software & Services 0.10%
F@N Communications, Inc.	1,800	32,463
Internet Initiative Japan, Inc.	3,700	89,157
Kakaku.com, Inc.	2,100	34,084
		155,704

IT Services 2.47%
Fujitsu Ltd.	286,000	1,726,411
GMO Payment Gateway, Inc.	700	29,714
IT Holdings Corp.	10,900	178,619
NEC Networks & System Integration Corp.	13,900	282,279
NS Solutions Corp.	21,200	479,895
NTT Data Corp.	4,600	178,604
Poletowin Pitcrew Holdings, Inc.	5,900	76,716
SCSK Corp.	25,000	672,371
Transcosmos, Inc.	18,600	383,537
		4,008,146

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	11

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2014

Common Stocks (continued)

	Shares	Value ($)
Information Technology (continued)
Office Electronics 0.37%
Ricoh Co. Ltd.	30,800	356,852
Toshiba TEC Corp.	42,000	238,579
		595,431

Semiconductors & Semiconductor Equipment 0.31%
Rohm Co. Ltd.	5,300	236,068
Sanken Electric Co. Ltd.	26,000	184,669
UT Holdings Co. Ltd.	15,500	80,902
		501,639

Software 0.89%
Capcom Co. Ltd.	4,200	79,575
DTS Corp.	4,400	76,876
Fuji Soft, Inc.	6,500	138,217
Nintendo Co. Ltd.	4,500	535,988
NSD Co. Ltd.	7,100	89,156
OBIC Business Consultants Co. Ltd.	15,600	525,916
		1,445,728
Total Information Technology		17,038,879

Materials 9.36%
Chemicals 5.26%
ADEKA Corp.	25,400	292,234
Asahi Kasei Corp.	48,000	325,886
Daicel Corp.	83,000	685,474
Daiso Co. Ltd.	23,000	81,158
DIC Corp.	457,000	1,197,368
Hitachi Chemical Co. Ltd.	25,100	341,135
JSP Corp.	12,400	191,245
JSR Corp.	18,800	347,894
Kansai Paint Co. Ltd.	28,000	399,763
KUREHA Corp.	38,000	179,315
LINTEC Corp.	5,900	112,321
Mitsui Chemicals, Inc.	139,000	340,363
Nitto Denko Corp.	11,200	539,378
NOF Corp.	25,000	180,592
Sakai Chemical Industry Co. Ltd.	21,000	65,067
Shikoku Chemicals Corp.	22,000	158,475
Shin-Etsu Chemical Co. Ltd.	8,600	490,829
Taiyo Holdings Co. Ltd.	10,900	322,218
Taiyo Nippon Sanso Corp.	23,000	180,512
Takasago International Corp.	23,000	132,706
Takiron Co. Ltd.	22,000	90,422
Toray Industries, Inc.	208,000	1,372,854
Toyo Ink SC Holdings Co. Ltd.	123,000	495,929
		8,523,138

	Shares	Value ($)
Construction Materials 0.05%
Japan Pile Corp.	10,200	82,708

Containers & Packaging 0.37%
FP Corp.	6,600	209,792
Fuji Seal International, Inc.	5,100	174,598
Rengo Co. Ltd.	22,000	117,859
The Pack Corp.	4,900	93,466
		595,715

Metals & Mining 3.46%
Asahi Holdings, Inc.	4,500	72,921
Chubu Steel Plate Co. Ltd.	31,700	126,780
Dowa Holdings Co. Ltd.	21,000	175,093
Hitachi Metals Ltd.	25,000	355,010
JFE Holdings, Inc.	16,900	317,806
Kyoei Steel Ltd.	19,700	348,751
Mitsui Mining & Smelting Co. Ltd.	135,000	310,725
Nippon Steel & Sumitomo Metal Corp.	762,000	2,077,635
Osaka Steel Co. Ltd.	25,300	443,164
Sumitomo Metal Mining Co. Ltd.	54,000	676,811
UACJ Corporation	35,000	144,090
Yamato Kogyo Co. Ltd.	18,000	563,050
		5,611,836

Paper & Forest Products 0.22%
Oji Holdings Corp.	79,000	353,141
Total Materials		15,166,538

Telecommunication Services 4.90%
Diversified Telecommunication Services 1.81%
Nippon Telegraph and Telephone Corp.	54,000	2,935,155

Wireless Telecommunication Services 3.09%
KDDI Corp.	46,300	2,694,335
NTT DoCoMo, Inc.	45,300	713,456
Okinawa Cellular Telephone Co.	6,500	165,442
Softbank Corp.	18,900	1,425,427
		4,998,660
Total Telecommunication Services		7,933,815

Utilities 0.81%
Electric Utilities 0.26%
Tohoku Electric Power Co., Inc.	41,000	421,735

The accompanying notes are an integral part of the financial statements.

12	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – The Japan Fund

as of March 31, 2014

Common Stocks (concluded)

	Shares	Value ($)
Utilities (continued)
Gas Utilities 0.34%
Tokyo Gas Co. Ltd.	108,000	547,597

Independent Power Producers & Energy Traders 0.21%
Electric Power Development Co. Ltd.	12,100	341,316
Total Utilities		1,310,648
Total Common Stocks (Cost $119,697,036)		156,054,617
Total Investments 96.35% (Cost $119,697,036)		156,054,617
Other Assets less Liabilities 3.65%		5,918,275
Net Assets 100.00%		161,972,892

*	Non income-producing security.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Common Stocks	$—	$156,054,617	$—	$156,054,617
Total Investments	$—	$156,054,617	$—	$156,054,617

There were no transfers between Level 1, 2, or 3 as of March 31, 2014, based upon the valuation input levels assigned to securities on September 30, 2013.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	13

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations 91.53%

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Automotive 2.70%
Auto Loans 0.13%
General Motors Financial Co., Inc.
75,000	4.25	05/15/23		74,250

Auto Parts & Equipments 2.52%
Accuride Corp.
75,000	9.50	08/01/18		77,250
Affinia Group, Inc.
100,000	7.75	05/01/21		108,500
Chassix Holdings, Inc.
75,000	10.00	12/15/18	(a),(b)	76,687
Dana Holding Corp.
200,000	6.00	09/15/23		209,250
Exide Technologies, Inc.
50,000	8.63	02/01/18	(c)	38,250
Gestamp Funding Luxembourg SA
200,000	5.63	05/31/20	(a)	208,500
EUR 200,000	5.88	05/31/20	(a)	294,817
Lear Corp.
25,000	5.38	03/15/24		25,563
Schaeffler Finance BV
200,000	6.88	08/15/18	(a)	213,750
Stackpole International Intermediate / Stackpole International Powder / Stackpl
125,000	7.75	10/15/21	(a)	134,531
Stanadyne Corp.
25,000	10.00	08/15/14		24,969
				1,412,067

Automakers 0.05%
Oshkosh Corp.
25,000	5.38	03/01/22	(a)	25,562
Total Automotive				1,511,879

Banking 4.09%
Banking 4.09%
Ally Financial, Inc.
50,000	4.75	09/10/18		53,062
125,000	3.50	01/27/19		125,156
50,000	8.00	03/15/20		60,500
Bank of America Corp.
225,000	5.20	12/31/49		212,625
Barclays Bank PLC
300,000	7.63	11/21/22		331,500
200,000	7.75	04/10/23		221,000
EUR 200,000	8.00	12/15/49		290,684
Credit Agricole SA
200,000	7.88	01/29/49	(a)	211,500

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
JPMorgan Chase & Co.
75,000	6.00	12/29/49		74,250
125,000	6.13	12/29/49		123,562
100,000	5.15	12/31/49		94,250
100,000	6.75	12/31/49		105,750
M&T Bank Corp.
25,000	6.45	12/29/49		26,063
Royal Bank of Scotland Group PLC
350,000	7.64	03/29/49		357,000
Total Banking				2,286,902

Basic Industry 9.10%
Building Materials 5.02%
Allegion US Holding Co.
25,000	5.75	10/01/21	(a)	26,438
American Builders & Contractors Supply Co., Inc.
50,000	5.63	04/15/21	(a)	51,875
Associated Materials LLC / AMH New Finance, Inc.
25,000	9.13	11/01/17	(b)	26,438
Builders FirstSource, Inc.
75,000	7.63	06/01/21	(a)	81,375
Building Materials Holding Corp.
175,000	9.00	09/15/18	(a)	193,812
Cemex Finance LLC
200,000	6.00	04/01/24	(a)	201,000
Cemex SAB de CV
350,000	9.00	01/11/18	(a)	382,375
CeramTec Group GmbH
EUR 200,000	8.25	08/15/21	(a)	304,461
CPG Merger Sub, LLC
100,000	8.00	10/01/21	(a)	108,000
Gibraltar Industries, Inc.
25,000	6.25	02/01/21		26,781
HD Supply, Inc.
300,000	11.50	07/15/20		357,750
Headwaters, Inc.
50,000	7.25	01/15/19	(a),(b)	52,375
Masonite International Corp.
25,000	8.25	04/15/21	(a)	27,719
New Enterprise Stone & Lime Co., Inc.
113,027	13.00	03/15/18		130,546
Nortek, Inc.
75,000	8.50	04/15/21		84,187
Rexel SA
200,000	5.25	06/15/20	(a)	205,500
RSI Home Products, Inc.
75,000	6.88	03/01/18	(a)	80,812
Summit Materials Finance Corp.
50,000	10.50	01/31/20	(a)	56,625

The accompanying notes are an integral part of the financial statements.

14	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Basic Industry (continued)
USG Corp.
100,000	6.30	11/15/16		108,750
Xella Holdco Finance SA
EUR 200,000	9.13	09/15/18	(a)	299,639
				2,806,458

Chemicals 1.34%
Axiall Corp.
50,000	4.88	05/15/23	(a)	49,250
Hexion US Finance Corp.
150,000	6.63	04/15/20		156,000
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC
50,000	9.00	11/15/20		49,750
INEOS Group Holdings SA
200,000	5.88	02/15/19	(a)	204,750
NOVA Chemicals Corp.
50,000	5.25	08/01/23	(a)	53,688
PolyOne Corp.
25,000	5.25	03/15/23		25,250
Taminco Global Chemical Corp.
45,000	9.75	03/31/20	(a)	50,963
TPC Group, Inc.
25,000	8.75	12/15/20	(a)	27,531
Trinseo Materials Operating SCA
125,000	8.75	02/01/19		134,531
				751,713

Forestry & Paper 0.92%
Ainsworth Lumber Co., Ltd.
225,000	7.50	12/15/17	(a)	241,312
Boise Cascade Co.
25,000	6.38	11/01/20		26,938
Resolute Forest Products, Inc.
250,000	5.88	05/15/23	(a)	245,000
				513,250

Metals & Mining Excluding Steel 0.76%
American Rock Salt Co. LLC
25,000	8.25	05/01/18	(a)	26,156
AuRico Gold, Inc.
25,000	7.75	04/01/20	(a)	24,937
Cloud Peak Energy Resources LLC
25,000	6.38	03/15/24		25,750
Coeur Mining, Inc.
25,000	7.88	02/01/21		25,250
Hecla Mining Co.
50,000	6.88	05/01/21		48,750
Murray Energy Corp.
50,000	8.63	06/15/21	(a)	52,875

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Noranda Aluminum Acquisition Corp.
25,000	11.00	06/01/19		23,188
Peabody Energy Corp.
50,000	6.25	11/15/21		50,375
Thompson Creek Metals Co., Inc.
100,000	7.38	06/01/18		92,250
50,000	12.50	05/01/19		54,000
				423,531

Steel Producers & Products 1.06%
AK Steel Corp.
175,000	8.38	04/01/22		177,187
Allegheny Technologies, Inc.
25,000	5.88	08/15/23		26,195
ArcelorMittal
100,000	10.35	06/01/19		127,125
50,000	5.75	08/05/20		53,375
100,000	6.00	03/01/21		107,125
Commercial Metals Co.
50,000	4.88	05/15/23		48,250
Steel Dynamics, Inc.
25,000	6.38	08/15/22		27,313
United States Steel Corp.
25,000	6.88	04/01/21		26,750
				593,320
Total Basic Industry				5,088,272

Capital Goods 5.26%
Aerospace & Defense 0.58%
Alliant Techsystems, Inc.
25,000	5.25	10/01/21	(a),(b)	25,813
B/E Aerospace, Inc.
50,000	5.25	04/01/22		51,687
Bombardier, Inc.
25,000	4.75	04/15/19		25,000
CBC Ammo LLC / CBC FinCo, Inc.
25,000	7.25	11/15/21	(a),(b)	25,375
Colt Defense, LLC / Colt Finance Corp.
125,000	8.75	11/15/17		115,625
GenCorp, Inc.
25,000	7.13	03/15/21		27,219
Spirit AeroSystems, Inc.
50,000	5.25	03/15/22	(a)	50,375
				321,094

Diversified Capital Goods 1.02%
Griffon Corp.
50,000	5.25	03/01/22	(a)	49,625
Harbinger Group, Inc.
100,000	7.75	01/15/22	(a)	102,250

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	15

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Capital Goods (continued)
NANA Development Corp.
225,000	9.50	03/15/19	(a)	231,750
Titan International, Inc.
75,000	6.88	10/01/20	(a)	79,875
Unifrax I, LLC
100,000	7.50	02/15/19	(a)	106,500
				570,000

Machinery 1.09%
Cleaver-Brooks, Inc.
150,000	8.75	12/15/19	(a)	166,500
Emeco Pty Ltd.
200,000	9.88	03/15/19	(a)	206,500
Milacron, LLC
125,000	7.75	02/15/21	(a)	135,625
Neovia Logistics International Holdings, LLC
75,000	10.00	02/15/18	(a)	76,125
Waterjet Holdings, Inc.
25,000	7.63	02/01/20	(a)	26,563
				611,313

Packaging 2.57%
Ardagh Packaging Finance PLC
200,000	6.25	01/31/19	(a)	209,500
200,000	6.75	01/31/21	(a)	209,500
Ball Corp.
25,000	5.00	03/15/22		25,750
BOE Intermediate Holding Corp. PIK
78,412	9.00	11/01/17	(a)	85,518
Mustang Merger Corp.
100,000	8.50	08/15/21	(a)	110,000
Reynolds Group Issuer, Inc.
300,000	9.00	04/15/19		322,500
300,000	9.88	08/15/19		336,750
Sealed Air Corp.
25,000	8.38	09/15/21	(a)	28,906
25,000	5.25	04/01/23	(a)	25,375
Tekni-Plex, Inc.
75,000	9.75	06/01/19	(a)	85,500
				1,439,299
Total Capital Goods				2,941,706

Consumer Cyclical 5.81%
Apparel & Textiles 0.20%
Quiksilver, Inc. / QS Wholesale, Inc.
50,000	7.88	08/01/18	(a)	54,625
50,000	10.00	08/01/20		57,125
				111,750

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Department Stores 0.35%
JC Penney Corp., Inc.
50,000	7.95	04/01/17		46,125
50,000	7.40	04/01/37		39,125
Neiman Marcus Group Ltd., Inc.
100,000	8.00	10/15/21	(a),(b)	110,375
				195,625

Discount Stores 0.10%
99 Cents Only Stores
50,000	11.00	12/15/19		57,125

Food & Drug Retailers 0.94%
BI-LO, LLC / BI-LO Finance Corp.
150,000	8.63	09/15/18	(a)	156,187
Rite Aid Corp.
75,000	7.70	02/15/27		81,750
75,000	6.88	12/15/28	(a)	73,875
Roundy’s Supermarkets, Inc.
75,000	10.25	12/15/20	(a),(b)	80,250
Tops Holding II Corp.
125,000	8.75	06/15/18		131,094
				523,156

Household & Leisure Products 0.13%
Gibson Brands, Inc.
25,000	8.88	08/01/18	(a)	26,750
Icon Health & Fitness, Inc.
50,000	11.88	10/15/16	(a)	47,500
				74,250

Restaurants 1.75%
Checkers Drive-In Restaurants, Inc.
150,000	11.00	12/01/17	(a)	168,000
Landry’s Holdings II, Inc.
675,000	10.25	01/01/18	(a)	725,625
Landry’s, Inc.
75,000	9.38	05/01/20	(a)	82,969
				976,594

Specialty Retail 2.03%
Asbury Automotive Group, Inc.
25,000	8.38	11/15/20		28,125
Burlington Holdings, LLC
9,000	9.00	02/15/18	(a)	9,248
Express Finance Corp.
250,000	8.75	03/01/18		262,192
Michaels FinCo Holdings, LLC / Michaels FinCo, Inc.
175,000	7.50	08/01/18	(a)	181,125
Michaels Stores, Inc.
125,000	5.88	12/15/20	(a),(b)	126,719

The accompanying notes are an integral part of the financial statements.

16	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Consumer Cyclical (continued)
PC Nextco Holdings, LLC / PC Nextco Finance, Inc.
250,000	8.75	08/15/19	(a)	259,687
rue21, Inc.
25,000	9.00	10/15/21	(a),(b)	17,000
Sally Holdings LLC / Sally Capital, Inc.
25,000	5.50	11/01/23		25,500
Sonic Automotive, Inc.
100,000	5.00	05/15/23		98,625
Spencer Spirit Holdings, Inc.
125,000	9.00	05/01/18	(a)	128,125
				1,136,346

Specialty Retail 0.31%
First Cash Financial Services, Inc.
25,000	6.75	04/01/21	(a)	25,687
Guitar Center, Inc.
75,000	6.50	04/15/19	(a)	74,719
50,000	9.63	04/15/20	(a)	49,750
Netflix, Inc.
25,000	5.75	03/01/24	(a)	26,000
				176,156
Total Consumer Cyclical				3,251,002

Consumer Non-Cyclical 2.64%
Consumer Products 1.33%
American Achievement Corp.
200,000	10.88	04/15/16	(a)	211,500
Armored Autogroup, Inc.
100,000	9.25	11/01/18		105,375
Century Intermediate Holding Co. 2
75,000	9.75	02/15/19	(a)	79,406
NBTY, Inc.
250,000	9.00	10/01/18		270,000
Revlon Consumer Products Corp.
25,000	5.75	02/15/21		25,250
Spectrum Brands, Inc.
50,000	6.63	11/15/22		54,688
				746,219

Food-Wholesale 1.31%
Barry Callebaut Services NV
200,000	5.50	06/15/23	(a)	209,478
Beverage Packaging Holdings Luxembourg II SA / Beverage Packaging Holdings II Is
100,000	6.00	06/15/17	(a),(b)	103,750
Diamond Foods, Inc.
25,000	7.00	03/15/19	(a)	25,938

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
JBS Investments GmbH
200,000	7.75	10/28/20	(a),(b)	211,750
JBS USA, LLC / JBS USA Finance, Inc.
75,000	7.25	06/01/21	(a)	80,062
KeHE Distributors, LLC / KeHE Finance Corp.
25,000	7.63	08/15/21	(a)	26,922
Post Holdings, Inc.
25,000	6.75	12/01/21	(a)	26,531
25,000	7.38	02/15/22	(a)	27,000
Wells Enterprises, Inc.
20,000	6.75	02/01/20	(a)	20,750
				732,181
Total Consumer Non-Cyclical				1,478,400

Energy 10.34%
Energy Exploration & Production 6.32%
Antero Resources Finance Corp.
75,000	5.38	11/01/21	(a),(b)	76,172
Approach Resources, Inc.
50,000	7.00	06/15/21		51,750
Chesapeake Energy Corp.
150,000	9.50	02/15/15		160,687
150,000	5.38	06/15/21		158,625
Denbury Resources, Inc.
25,000	4.63	07/15/23		23,375
Denver Parent Corp.
50,000	12.25	08/15/18	(a)	50,875
Energy XXI Gulf Coast, Inc.
100,000	7.50	12/15/21	(a)	105,250
Halcon Resources Corp.
75,000	9.75	07/15/20	(a),(b)	81,000
525,000	8.88	05/15/21		547,312
Kodiak Oil & Gas Corp.
50,000	5.50	02/01/22		51,438
Laredo Petroleum, Inc.
75,000	5.63	01/15/22	(a)	76,031
150,000	7.38	05/01/22		167,250
Magnum Hunter Resources Corp.
175,000	9.75	05/15/20		194,687
Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC
25,000	10.75	10/01/20		27,750
150,000	9.25	06/01/21		157,500
Northern Oil and Gas, Inc.
25,000	8.00	06/01/20		26,688
Plains Exploration & Production Co.
125,000	6.75	02/01/22		138,750
Quicksilver Resources, Inc.
325,000	9.13	08/15/19		325,000

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	17

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Energy (continued)
SandRidge Energy, Inc.
75,000	7.50	03/15/21		80,438
225,000	8.13	10/15/22		246,375
25,000	7.50	02/15/23		26,625
Seven Generations Energy Ltd.
100,000	8.25	05/15/20	(a)	110,000
Shelf Drilling Holdings Ltd.
600,000	8.63	11/01/18	(a)	652,500
				3,536,078

Gas Distribution 1.51%
Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.
50,000	6.13	03/01/22	(a),(b)	52,500
Ferrellgas LP / Ferrellgas Finance Corp.
25,000	6.75	01/15/22	(a),(b)	26,188
Hiland Partners Finance Corp.
75,000	7.25	10/01/20	(a)	81,937
LBC Tank Terminals Holding Netherlands BV
200,000	6.88	05/15/23	(a)	214,500
Martin Midstream Partners LP / Martin Midstream Finance Corp.
25,000	7.25	02/15/21	(a)	26,344
25,000	7.25	02/15/21		26,344
Penn Virginia Resource Finance Corp.
50,000	6.50	05/15/21		53,625
Regency Energy Partners LP
25,000	5.88	03/01/22		26,000
Sabine Pass Liquefaction LLC
100,000	5.63	02/01/21		103,625
Summit Midstream Finance Corp.
75,000	7.50	07/01/21	(a)	80,625
Tesoro Corp.
50,000	5.13	04/01/24		49,812
Tesoro Logistics LP / Tesoro Logistics Finance Corp.
100,000	6.13	10/15/21		106,500
				848,000

Oil Field Equipment & Services 1.86%
CHC Helicopter SA
135,000	9.25	10/15/20		147,319
Expro Finance Luxembourg SCA
100,000	8.50	12/15/16	(a)	104,687
Hercules Offshore, Inc.
150,000	7.50	10/01/21	(a)	152,250
25,000	6.75	04/01/22	(a)	24,281
Offshore Group Investment Ltd.
75,000	7.13	04/01/23		76,688
Pacific Drilling SA
150,000	5.38	06/01/20	(a)	149,625

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Parker Drilling Co.
25,000	6.75	07/15/22	(a)	25,875
Pioneer Energy Services Corp.
50,000	6.13	03/15/22	(a)	51,000
Seadrill Ltd.
200,000	6.63	09/15/20	(a)	206,000
Seitel, Inc.
50,000	9.50	04/15/19		52,000
Tervita Corp.
50,000	8.00	11/15/18	(a)	50,750
				1,040,475

Oil Refining & Marketing 0.65%
United Refining Co.
325,000	10.50	02/28/18		362,375
Total Energy				5,786,928

Financial Services 6.73%
Banking 0.41%
Commerzbank AG
200,000	8.13	09/19/23	(a)	229,750

Brokerage 1.81%
Jefferies Finance LLC
200,000	6.88	04/15/22	(a)	202,500
KCG Holdings, Inc.
125,000	8.25	06/15/18	(a)	134,375
LBG Capital No.1 PLC
600,000	8.00	12/31/49	(a)	646,200
Oppenheimer Holdings, Inc.
25,000	8.75	04/15/18		26,750
				1,009,825

Cons/Comm/Lease Financing 3.82%
ACE Cash Express, Inc.
100,000	11.00	02/01/19	(a)	83,500
Aircastle Ltd.
25,000	4.63	12/15/18		25,656
50,000	5.13	03/15/21		50,188
CNG Holdings Inc/OH
25,000	9.38	05/15/20	(a)	23,125
Fly Leasing Ltd.
200,000	6.75	12/15/20		210,000
Global Ship Lease, Inc.
200,000	10.00	04/01/19	(a)	207,500
Intrepid Aviation Group Holdings LLC
50,000	6.88	02/15/19	(a)	51,875
iPayment Holdings, Inc.
109,725	15.00	11/15/18		55,137

The accompanying notes are an integral part of the financial statements.

18	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Financial Services (continued)
Nationstar Mortgage, LLC
50,000	6.50	08/01/18		50,500
200,000	9.63	05/01/19		222,000
225,000	6.50	06/01/22		209,812
Patriot Merger Corp.
100,000	9.00	07/15/21	(a)	107,500
Prospect Holding Co. LLC / Prospect Holding Finance Co.
75,000	10.25	10/01/18	(a),(b)	73,125
SLM Corp.
25,000	3.88	09/10/15		25,875
100,000	5.50	01/15/19		106,125
25,000	8.00	03/25/20		28,875
100,000	5.50	01/25/23		98,250
125,000	6.13	03/25/24		125,156
Springleaf Finance Corp.
200,000	6.90	12/15/17		220,500
50,000	6.00	06/01/20		51,125
25,000	7.75	10/01/21		27,813
25,000	8.25	10/01/23		28,000
TMX Finance, LLC / TitleMax Finance Corp.
50,000	8.50	09/15/18	(a)	55,000
				2,136,637

Investments & Misc Financial Services 0.69%
American Capital Ltd.
50,000	6.50	09/15/18	(a)	53,250
Icahn Enterprises LP
75,000	3.50	03/15/17	(a)	75,938
100,000	4.88	03/15/19	(a)	102,000
50,000	6.00	08/01/20	(a)	53,250
50,000	5.88	02/01/22	(a)	50,875
Nuveen Investments, Inc.
50,000	9.13	10/15/17	(a)	53,125
				388,438
Total Financial Services				3,764,650

Financials 0.30%
Diversified Financial Services 0.30%
Citigroup, Inc.
100,000	5.35	12/31/49		93,167
75,000	5.95	12/31/49		73,406
Total Financials				166,573

Healthcare 5.92%
Health Care Providers & Services 1.25%
Healthcare Technology Intermediate, Inc.
75,000	7.38	09/01/18	(a)	76,500

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Kindred Healthcare, Inc.
75,000	6.38	04/15/22	(a)	75,563
OnCure Holdings, Inc.
35,714	11.75	01/15/17		38,928
100,000	11.75	05/15/17		—
Opal Acquisition, Inc.
250,000	8.88	12/15/21	(a),(b)	252,187
Sabra Health Care LP
50,000	5.50	02/01/21		52,375
Select Medical Corp.
25,000	6.38	06/01/21	(a)	25,500
Service Corp. International
175,000	5.38	01/15/22	(a)	178,063
				699,116

Health Facilities 2.78%
Amsurg Corp.
25,000	5.63	11/30/20		26,125
Aviv Healthcare Properties LP
50,000	6.00	10/15/21		52,125
CHS/Community Health Systems, Inc.
225,000	6.88	02/01/22	(a)	236,250
CRC Health Corp.
150,000	10.75	02/01/16		149,906
HCA Holdings, Inc.
150,000	7.75	05/15/21		165,750
HCA, Inc.
200,000	7.25	09/15/20		216,750
LifePoint Hospitals, Inc.
75,000	5.50	12/01/21	(a),(b)	78,000
MPT Operating Partnership LP / MPT Finance Corp.
50,000	6.38	02/15/22		53,750
Tenet Healthcare Corp.
125,000	5.00	03/01/19	(a)	125,156
400,000	8.13	04/01/22		448,000
				1,551,812

Managed Care 0.55%
MPH Acquisition Holdings LLC
250,000	6.63	04/01/22	(a)	257,187
WellCare Health Plans, Inc.
50,000	5.75	11/15/20		52,750
				309,937

Medical Products 0.14%
Alere, Inc.
50,000	6.50	06/15/20		52,750
Hologic, Inc.
25,000	6.25	08/01/20		26,563
				79,313

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	19

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Healthcare (continued)
Pharmaceuticals 1.20%
Endo Finance Co.
100,000	5.75	01/15/22	(a),(b)	102,750
Forest Laboratories, Inc.
50,000	5.00	12/15/21	(a),(b)	53,000
Pinnacle Merger Sub, Inc.
75,000	9.50	10/01/23	(a)	82,969
Salix Pharmaceuticals Ltd.
50,000	6.00	01/15/21	(a),(b)	53,500
Valeant Pharmaceuticals International
250,000	6.88	12/01/18	(a)	266,875
50,000	7.25	07/15/22	(a)	55,500
VPII Escrow Corp.
50,000	6.75	08/15/18	(a)	55,250
				669,844
Total Healthcare				3,310,022

Insurance 0.65%
Insurance 0.13%
Ambac Assurance Corp.
75,000	5.10	06/07/20	(a)	73,969

Insurance Brokerage 0.10%
Onex USI Acquisition Corp.
50,000	7.75	01/15/21	(a)	52,375

Monoline Insurance 0.23%
MBIA Insurance Corp.
125,000	11.50	01/15/33	(a)	101,875
MBIA, Inc.
25,000	7.15	07/15/27		26,750
				128,625

Property & Casualty 0.19%
Hockey Merger Sub 2, Inc.
100,000	7.88	10/01/21	(a)	107,250
Total Insurance				362,219

Media 7.38%
Media Broadcast 1.57%
Clear Channel Communications, Inc.
150,000	10.75	08/01/16		154,125
19,814	11.00	08/01/16		20,359
125,000	9.00	12/15/19		131,875
25,000	14.00	02/01/21		25,125
Gray Television, Inc.
125,000	7.50	10/01/20		136,250

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Sinclair Television Group, Inc.
75,000	5.38	04/01/21		74,812
100,000	6.38	11/01/21		104,500
Sirius XM Radio, Inc.
75,000	4.63	05/15/23	(a)	70,875
Univision Communications, Inc.
150,000	6.88	05/15/19	(a)	161,625
				879,546

Media Cable 3.15%
Altice Finco SA
EUR 100,000	9.00	06/15/23	(a)	156,363
Cablevision Systems Corp.
75,000	8.00	04/15/20		87,844
CCO Holdings Capital Corp.
200,000	5.13	02/15/23		193,500
125,000	5.75	09/01/23		124,687
50,000	5.75	01/15/24		49,750
Cequel Communications Holdings I, LLC
100,000	5.13	12/15/21	(a)	99,500
DISH DBS Corp.
50,000	4.25	04/01/18		52,313
50,000	5.13	05/01/20		52,250
25,000	6.75	06/01/21		28,063
50,000	5.88	07/15/22		53,500
75,000	5.00	03/15/23		75,750
Mediacom Broadband Corp.
25,000	5.50	04/15/21	(a)	25,188
RCN Telecom Services, LLC / RCN Capital Corp.
75,000	8.50	08/15/20	(a)	79,687
Unitymedia Hessen GmbH & Co.
200,000	5.50	01/15/23	(a)	205,000
UPCB Finance VI Ltd.
150,000	6.88	01/15/22	(a)	164,250
Videotron Ltd.
100,000	5.38	06/15/24	(a)	100,750
Virgin Media Finance PLC
200,000	6.38	04/15/23	(a)	213,000
				1,761,395

Media Services 1.34%
Affinion Investments, LLC
153,000	13.50	08/15/18	(a)	156,060
CBS Outdoor Americas Capital LLC
50,000	5.25	02/15/22	(a)	51,375
25,000	5.63	02/15/24	(a)	25,688
Clear Channel Worldwide Holdings, Inc.
50,000	7.63	03/15/20		54,250
Griffey Intermediate, Inc.
25,000	7.00	10/15/20	(a)	21,938

The accompanying notes are an integral part of the financial statements.

20	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Media (continued)
Lamar Media Corp.
50,000	5.00	05/01/23		50,250
25,000	5.38	01/15/24	(a)	25,750
MDC Partners, Inc.
25,000	6.75	04/01/20	(a)	26,437
Nielsen Finance Llc/co 04/22 5
125,000	5.00	04/15/22		125,937
The Nielsen Co. Luxembourg SARL
150,000	5.50	10/01/21	(a)	157,312
WMG Acquisition Corp.
25,000	5.63	04/15/22	(a)	25,438
25,000	6.75	04/15/22	(a)	25,281
				745,716

Printing & Publishing 1.32%
Harland Clarke Holdings Corp.
25,000	6.88	03/01/20	(a)	25,469
75,000	9.25	03/01/21	(a)	75,656
Lee Enterprises Inc/IA
50,000	9.50	03/15/22	(a)	51,625
MPL 2 Acquisition Canco, Inc.
75,000	9.88	08/15/18	(a)	79,875
ProQuest Notes Co.
350,000	9.00	10/15/18	(a)	371,000
RR Donnelley & Sons Co.
25,000	7.88	03/15/21		28,750
25,000	7.00	02/15/22		27,625
50,000	6.00	04/01/24		50,500
The McClatchy Co.
25,000	9.00	12/15/22		29,219
				739,719
Total Media				4,126,376

Real Estate 0.28%
Real Estate Development & Management 0.18%
Hunt Cos., Inc.
75,000	9.63	03/01/21	(a)	77,250
Kennedy-Wilson, Inc.
25,000	5.88	04/01/24		25,062
				102,312

Real Estate Investment Trusts (REITs) 0.10%
DuPont Fabros Technology LP
50,000	5.88	09/15/21		53,125
Total Real Estate				155,437

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Services 13.53%
Airlines 0.84%
Air Canada
50,000	6.75	10/01/19	(a)	53,937
50,000	8.75	04/01/20	(a)	54,437
Air Canada 2013-1 Class B Pass Through Trust
25,000	5.38	11/15/22	(a)	25,375
Air Canada 2013-1 Class C Pass Through Trust
25,000	6.63	05/15/18	(a)	25,750
Continental Airlines, Inc.
100,000	6.13	04/29/18		105,375
Hawaiian Airlines 2013-1 Class B Pass Through Certificates
25,000	4.95	01/15/22		24,000
United Airlines 2014-1 Class B Pass Through Trust
25,000	4.75	10/11/23		25,250
United Airlines, Inc.
50,000	6.75	09/15/15	(a)	51,125
United Continental Holdings, Inc.
25,000	6.38	06/01/18		27,031
US Airways 2012-2 Class C Pass Through Trust
25,000	5.45	06/03/18		25,688
US Airways Group, Inc.
50,000	6.13	06/01/18		52,688
				470,656

Building & Construction 1.15%
Ashton Woods USA, LLC
150,000	6.88	02/15/21	(a)	150,375
Beazer Homes USA, Inc.
50,000	7.25	02/01/23		52,500
DR Horton, Inc.
75,000	5.75	08/15/23		79,500
K Hovnanian Enterprises, Inc.
75,000	7.00	01/15/19	(a)	77,109
KB Home
25,000	4.75	05/15/19		25,250
Mattamy Group Corp.
25,000	6.50	11/15/20	(a)	25,438
Meritage Homes Corp.
25,000	4.50	03/01/18		25,750
Modular Space Corp.
25,000	10.25	01/31/19	(a)	26,063
Taylor Morrison Communities, Inc.
75,000	5.63	03/01/24	(a)	74,437
William Lyon Homes, Inc.
25,000	5.75	04/15/19	(a)	25,438
25,000	8.50	11/15/20		27,937

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	21

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Services (continued)
Woodside Homes Co., LLC / Woodside Homes Finance, Inc.
50,000	6.75	12/15/21	(a)	51,125
				640,922

Environmental 0.05%
Covanta Holding Corp.
25,000	5.88	03/01/24		25,520

Gaming 1.76%
Caesars Entertainment Operating Co., Inc.
25,000	11.25	06/01/17		24,125
50,000	8.50	02/15/20		44,500
150,000	9.00	02/15/20		135,375
Choctaw Resort Development Enterprise
50,000	7.25	11/15/19	(a)	49,750
GLP Capital LP / GLP Financing II, Inc.
25,000	4.88	11/01/20	(a),(b)	25,719
MGM Resorts International
25,000	8.63	02/01/19		30,062
300,000	5.25	03/31/20		309,750
Mohegan Tribal Gaming Authority
25,000	9.75	09/01/21		28,000
Peninsula Gaming Corp.
25,000	8.38	02/15/18	(a)	27,125
Penn National Gaming, Inc.
50,000	5.88	11/01/21	(a),(b)	49,250
Pinnacle Entertainment, Inc.
25,000	7.50	04/15/21		27,188
PNK Finance Corp.
175,000	6.38	08/01/21	(a)	182,875
Sugarhouse HSP Gaming Finance Corp.
50,000	6.38	06/01/21	(a)	49,500
				983,219

Hotels 0.47%
Hilton Worldwide Finance, LLC / Hilton Worldwide Finance Corp.
225,000	5.63	10/15/21	(a)	235,547
RHP Hotel Properties LP / RHP Finance Corp.
25,000	5.00	04/15/21		25,312
				260,859

Leisure 0.14%
MISA Investments Ltd.
25,000	8.63	08/15/18	(a)	25,813
Palace Entertainment Holdings LLC / Palace Entertainment Holdings Corp.
50,000	8.88	04/15/17	(a),(b)	52,125
				77,938

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Railroads 0.18%
Florida East Coast Railway Corp.
50,000	8.13	02/01/17		52,312
Watco Finance Corp.
50,000	6.38	04/01/23	(a)	51,000
				103,312

Support Services 6.62%
APX Group, Inc.
600,000	8.75	12/01/20		613,500
ARAMARK Corp.
75,000	5.75	03/15/20		79,594
Ashtead Capital, Inc.
200,000	6.50	07/15/22	(a),(b)	218,500
Audatex North America, Inc.
50,000	6.00	06/15/21	(a),(b)	53,625
50,000	6.13	11/01/23	(a),(b)	53,438
Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.
100,000	5.50	04/01/23		101,250
BC Luxco 1 SA
150,000	7.38	01/29/20	(a)	152,062
Compiler Finance Sub, Inc.
50,000	7.00	05/01/21	(a)	50,625
Flexi-Van Leasing, Inc.
100,000	7.88	08/15/18	(a)	110,750
H&E Equipment Services, Inc.
25,000	7.00	09/01/22		27,625
Igloo Holdings Corp.
325,000	8.25	12/15/17	(a)	333,125
Jurassic Holdings III, Inc.
125,000	6.88	02/15/21	(a)	129,062
Michael Baker International LLC / CDL Acquisition Co., Inc.
25,000	8.25	10/15/18	(a)	26,813
Monitronics International, Inc.
25,000	9.13	04/01/20		26,875
Neff Finance Corp.
300,000	9.63	05/15/16	(a)	313,500
NES Rentals Holdings, Inc.
100,000	7.88	05/01/18	(a)	108,000
Pinnacle Operating Corp.
75,000	9.00	11/15/20	(a)	81,187
The Geo Group, Inc.
50,000	5.88	01/15/22		51,625
TMS International Corp.
25,000	7.63	10/15/21	(a)	27,000
Travelport Holdings, Inc.
409,668	13.88	03/01/16	(a)	434,248
150,000	11.88	09/01/16		153,562

The accompanying notes are an integral part of the financial statements.

22	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Services (continued)
Trionista Holdco GmbH
EUR 100,000	5.00	04/30/20	(a)	144,736
Trionista TopCo GmbH
EUR 100,000	6.88	04/30/21	(a)	150,342
United Rentals North America, Inc.
50,000	8.25	02/01/21		56,187
50,000	6.13	06/15/23		53,250
125,000	5.75	11/15/24		126,094
Vander Intermedi ate Holding II Corp.
25,000	9.75	02/01/19	(a)	26,438
				3,703,013

Theaters & Entertainment 0.32%
Cinemark USA, Inc.
25,000	5.13	12/15/22		25,125
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp.
100,000	5.00	08/01/18	(a)	104,250
Regal Entertainment Group
25,000	5.75	06/15/23		25,500
25,000	5.75	02/01/25		24,562
				179,437

Transportation Excluding Air & Rail 2.00%
CEVA Group PLC
75,000	7.00	03/01/21	(a)	76,688
75,000	9.00	09/01/21	(a)	77,063
CMA CGM SA
150,000	8.50	04/15/17	(a)	151,500
Hapag-Lloyd AG
EUR 100,000	7.75	10/01/18	(a)	147,342
Jack Cooper Holdings Corp.
150,000	9.25	06/01/20	(a)	164,062
Navios Maritime Acquisition Corp. / Navios Acquisition Finance US, Inc.
125,000	8.13	11/15/21	(a),(b)	130,937
Swift Services Holdings, Inc.
125,000	10.00	11/15/18		137,969
syncreon Global Finance US, Inc.
200,000	8.63	11/01/21	(a)	209,500
The Kenan Advantage Group, Inc.
25,000	8.38	12/15/18	(a),(b)	26,375
				1,121,436
Total Services				7,566,312

Technology & Electronics 6.12%
Electronics 1.18%
Advanced Micro Devices, Inc.
75,000	6.75	03/01/19	(a)	75,469

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Artesyn Escrow, Inc.
100,000	9.75	10/15/20	(a)	95,000
Entegris, Inc.
25,000	6.00	04/01/22	(a)	25,625
Freescale Semiconductor, Inc.
75,000	5.00	05/15/21	(a)	76,875
150,000	6.00	01/15/22	(a),(b)	159,562
Micron Technology, Inc.
25,000	5.88	02/15/22	(a)	26,250
NXP Funding, LLC
200,000	3.75	06/01/18	(a)	202,000
				660,781

Software & Services 3.85%
Activision Blizzard, Inc.
50,000	5.63	09/15/21	(a)	53,625
25,000	6.13	09/15/23	(a)	27,281
Allen Systems Group, Inc.
75,000	10.50	11/15/16	(a)	42,000
Ancestry.com, Inc.
175,000	9.63	10/15/18	(a)	184,625
250,000	11.00	12/15/20		295,000
Bankrate, Inc.
25,000	6.13	08/15/18	(a)	26,625
BMC Software Finance, Inc.
125,000	8.13	07/15/21	(a)	132,188
Ceridian HCM Holding, Inc.
50,000	11.00	03/15/21	(a)	57,875
Eagle Midco, Inc.
50,000	9.00	06/15/18	(a)	52,750
First Data Corp.
175,000	10.63	06/15/21		197,750
550,000	11.75	08/15/21		580,250
First Data Holdings, Inc.
78,594	14.50	09/24/19	(a)	74,271
iPayment, Inc.
50,000	10.25	05/15/18		37,125
NCR Escrow Corp.
25,000	5.88	12/15/21	(a),(b)	26,438
150,000	6.38	12/15/23	(a),(b)	160,125
NeuStar, Inc.
150,000	4.50	01/15/23		130,875
SunGard Availability Services Capital, Inc.
25,000	8.75	04/01/22	(a)	25,156
VeriSign, Inc.
50,000	4.63	05/01/23		48,250
				2,152,209

Telecommunications Equipment 1.09%
Alcatel-Lucent USA, Inc.
150,000	4.63	07/01/17	(a),(b)	154,875

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	23

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Technology & Electronics (continued)
250,000	6.50	01/15/28		238,750
Avaya, Inc.
175,000	10.50	03/01/21	(a),(b)	163,188
CommScope Holding Co., Inc.
50,000	6.63	06/01/20	(a)	53,125
				609,938
Total Technology & Electronics				3,422,928

Telecommunication 8.86%
Telecom — Fixed Line 0.45%
EarthLink, Inc.
250,000	8.88	05/15/19		251,875

Telecom — Integrated/Services 3.52%
B Communications Ltd.
100,000	7.38	02/15/21	(a)	105,500
CenturyLink, Inc.
25,000	5.63	04/01/20		26,406
375,000	7.60	09/15/39		358,594
Equinix, Inc.
200,000	5.38	04/01/23		205,000
Intelsat Luxembourg SA
25,000	6.75	06/01/18	(a)	26,563
100,000	8.13	06/01/23	(a)	106,375
Level 3 Financing, Inc.
25,000	8.63	07/15/20		28,156
Pacnet Ltd.
200,000	9.00	12/12/18	(a),(b)	214,000
tw telecom holdings, Inc.
50,000	5.38	10/01/22		51,188
125,000	6.38	09/01/23		134,062
Windstream Corp.
443,000	7.50	04/01/23		467,365
200,000	6.38	08/01/23		196,000
Windstream Holding of the Midwest, Inc.
50,000	6.75	04/01/28		47,250
				1,966,459

Telecom — Wireless 1.64%
Digicel Group Ltd.
200,000	7.13	04/01/22	(a)	202,750
Digicel Ltd.
100,000	8.25	09/01/17	(a)	104,500
T-Mobile USA, Inc.
50,000	5.25	09/01/18		53,063
50,000	6.54	04/28/20		54,000
75,000	6.25	04/01/21		79,594
25,000	6.73	04/28/22		26,875

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
350,000	6.63	04/01/23		372,750
25,000	6.84	04/28/23		26,906
				920,438

Wireless Telecommunication Services 3.25%
Digicel Ltd.
250,000	6.00	04/15/21	(a)	256,250
Matterhorn Financing & CY SCA
EUR 100,000	9.00	04/15/19	(a)	143,964
NII Capital Corp.
50,000	7.63	04/01/21		14,250
NII International Telecom SCA
100,000	7.88	08/15/19	(a)	68,500
Sprint Capital Corp.
475,000	8.75	03/15/32		524,875
Sprint Corp.
25,000	7.25	09/15/21	(a)	27,344
350,000	7.88	09/15/23	(a)	385,875
25,000	7.13	06/15/24	(a),(b)	26,312
Wind Acquisition Holdings Finance SA
351,671	12.25	07/15/17	(a)	370,134
				1,817,504
Total Telecommunication				4,956,276

Utility 1.82%
Electric Generation 1.51%
Calpine Corp.
89,000	7.50	02/15/21	(a)	97,677
25,000	6.00	01/15/22	(a),(b)	26,375
Dynegy, Inc.
75,000	5.88	06/01/23	(a)	74,063
Edison Mission Energy
145,000	7.00	05/15/17	(c)	132,675
Energy Future Intermediate Holding Co., LLC
122,014	11.25	12/01/18	(a)	86,325
100,000	12.25	03/01/22	(a)	118,500
GenOn Energy, Inc.
175,000	9.50	10/15/18		179,812
25,000	9.88	10/15/20		25,625
NRG Energy, Inc.
50,000	6.25	07/15/22	(a)	51,625
50,000	6.63	03/15/23		52,125
				844,802

Electric Integrated 0.31%
AES Corp.
7,000	8.00	10/15/17		8,304
AES Corp/VA
75,000	5.50	03/15/24		74,625

The accompanying notes are an integral part of the financial statements.

24	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Corporate Obligations (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date		Value ($)
Utility (continued)
Illinois Power Generating Co.
100,000	7.00	04/15/18		89,250
				172,179
Total Utility				1,016,981
Total Corporate Obligations (Cost $49,246,365)				51,192,863

Senior Term Loans 6.19%

Automotive 0.38%
Auto Parts & Equipments 0.38%
Exide Technologies, Inc.
208,563	9.00	12/31/14	(b)	213,777
Total Automotive				213,777

Basic Industry 0.54%
Chemicals 0.31%
Kronos Worldwide, Inc.
50,000	4.75	02/18/20		50,484
Phibro Animal Health Corporation
25,000	1.00	03/10/21		25,016
W R Grace + Co.
26,316	1.00	02/03/21		26,321
73,684	3.00	02/03/21		73,700
				175,521

Forestry & Paper 0.14%
Newpage Corp.
75,000	9.50	02/11/21		75,890

Steel Producers & Products 0.09%
Atkore International Inc.
25,000	4.50	03/26/21		25,008
25,000	7.75	09/10/21		25,250
				50,258
Total Basic Industry				301,669

Consumer Cyclical 0.58%

Department Stores 0.22%
Neiman Marcus Group Ltd., Inc.
124,687	5.00	10/25/20	(b)	125,801

Specialty Retail 0.36%
Lands End, Inc.
100,000	1.00	01/31/21		100,015

Senior Term Loans (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date	Value ($)
Nine West Holdings, Inc.
50,000	1.00	03/05/19	50,625
PFS Holding Corp.
25,000	4.50	01/31/21	25,141
Phillips Pet Food + Supplies
25,000	8.25	01/28/22	25,219
			201,000
Total Consumer Cyclical			326,801

Consumer Non-Cyclical 0.13%
Consumer Products 0.04%
Vogue International LLC
25,000	5.25	02/14/20	25,125

Food-Wholesale 0.09%
Diamond Foods, Inc.
50,000	4.25	08/20/18	50,229
Total Consumer Non-Cyclical			75,354

Energy 0.22%
Energy Exploration & Production 0.04%
NFR Energy, LLC
25,000	8.75	12/31/18	25,422

Oil Field Equipment & Services 0.18%
Stallion Oilfield Holdings, Inc.
96,959	8.00	06/19/18	99,322
Total Energy			124,744

Financial Services 0.09%
Brokerage 0.02%
KCG Holdings, Inc.
9,346	5.75	12/05/17	9,399

Investments & Misc Financial Services 0.07%
JG Wentworth, LLC
39,087	7.00	02/07/19	40,064
Total Financial Services			49,463

Healthcare 0.67%
Health Facilities 0.31%
CRC Health Corp.
100,000	9.00	09/28/21	100,440
Premier Dental Svcs, Inc.
74,812	6.00	11/01/18	75,186
			175,626

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	25

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Senior Term Loans (continued)

Principal Amount ($)	Interest Rate (%)	Maturity Date	Value ($)
Healthcare (continued)
Managed Care 0.14%
Multiplan Inc.
75,000	1.00	03/06/21	75,059

Pharmaceuticals 0.22%
Mallinckrodt International Finance S.A.
50,000	3.50	03/19/21	50,090
Patheon, Inc.
75,000	4.25	03/11/21	74,734
			124,824
Total Healthcare			375,509

Media 1.16%
Media Cable 0.45%
Ziggo NV
92,447	1.00	01/15/22	91,703
59,574	1.00	01/15/22	59,095
97,979	1.00	01/15/22	97,190
			247,988

Printing & Publishing 0.71%
Cengage Learning Acquisitions. Inc.
75,000	7.00	03/31/20	76,000
Clarke Amern Corp.
220,781	7.00	05/22/18	224,341
74,531	6.00	08/31/19	74,167
Getty Images, Inc.
25,000	1.00	10/18/19	24,039
			398,547
Total Media			646,535

Services 1.71%
Gaming 0.23%
Citycenter Holdings, LLC
124,688	5.00	10/16/20	125,869

Hotels 0.18%
Hilton Worldwide Finance, LLC
76,316	3.50	10/26/20	76,545
Orient Express Hotels Ltd.
25,000	4.00	02/28/21	25,078
			101,623

Support Services 0.85%
Sabre, Inc.
49,750	4.50	02/19/19	49,898

Principal Amount ($)	Interest Rate (%)	Maturity Date	Value ($)
Sedgwick Claims Management Services, Inc.
50,000	6.75	02/28/22	49,906
Sedgwick, Inc.
100,000	3.75	03/01/21	99,125
Travelport, LLC
267,200	9.50	01/31/16	277,053
			475,982

Transportation Excluding Air & Rail 0.45%
Commercial Barge Line Co.
125,000	10.75	03/22/20	125,000
Syncreon Group Holdings BV
124,187	5.25	10/28/20	125,119
			250,119
Total Services			953,593

Technology & Electronics 0.44%
Electronics 0.30%
Entegris Inc.
25,000	1.00	02/04/21	25,000
Iqor US Inc.
50,000	1.00	02/19/21	48,771
100,000	9.75	02/18/22	96,187
			169,958

Software & Services 0.14%
Asurion LLC
24,936	5.00	05/24/19	25,028
Sungard Availability Serv Cap
50,000	1.00	03/25/19	50,205
			75,233
Total Technology & Electronics			245,191

Utility 0.27%
Electric Generation 0.27%
Atlantic Power Ltd. Partnership
50,000	4.75	02/26/21	50,188
Calpine Corp.
99,750	4.00	10/30/20	100,186
Total Utility			150,374
Total Senior Term Loans (Cost $3,418,943)			3,463,010

The accompanying notes are an integral part of the financial statements.

26	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Convertible Bond 0.14%

Principal Amount ($)	Interest Rate (%)	Maturity Date	Value ($)
Automotive 0.14%
Meritor, Inc.
75,000	4.00	02/15/27	79,125
Total Automotive			79,125
Total Convertible Bond (Cost $72,194)			79,125

Preferred Stocks 1.12%

	Interest Rate (%)	Shares	Value ($)
Banking 0.83%
Banking 0.83%
Ally Financial, Inc.(a)	7.00	364	361,338
Ally Financial, Inc.	8.50	3,243	88,696
GMAC Capital Trust I	8.13	550	15,015
Total Banking			465,049

Financials 0.08%
Diversified Financial Services 0.08%
Citigroup, Inc.	6.88	1,749	45,597
Total Financials			45,597

	Interest Rate (%)	Shares	Value ($)
Services 0.21%
Transportation Excluding Air & Rail 0.21%
Seaspan Corp.	6.38	4,521	113,712
Total Services			113,712
Total Preferred Stocks (Cost $615,911)			624,358

Common Stock 0.12%

Insurance 0.12%
Ambac Financial Group, Inc. *		2,216	68,762
Total Insurance			68,762
Total Common Stock (Cost $30,331)			68,762

Short-Term Investment 1.05%
State Street Institutional Liquid Reserve, 0.08%(d)		585,293	585,293
Total Short-Term Investment (Cost $585,293)			585,293
Total Investments 100.15% (Cost $53,969,037)			56,013,411
Liabilities Less Other Assets (0.15%)			(86,644)
Net Assets 100.00%			55,926,767

*	Non income-producing security.

(a)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2014, the value of these securities amounted to $28,721,061 or 51.35% of net assets. Exempt securities that are also illiquid are as follows:

Security	Acquisition date	Cost	Market Value
Alcatel-Lucent USA, Inc., 4.63%, maturing 07/01/17	12/05/13	149,438	154,875
Alliant Techsystems, Inc., 5.25%, maturing 10/01/21	10/22/13	25,000	25,813
Antero Resources Finance Corp., 5.38%, maturing 11/01/21	10/24/13 & 10/25/13	75,000	76,172
Ashtead Capital, Inc., 6.5%, maturing 07/15/22	12/11/13	211,679	218,500
Audatex North America, Inc., 6%, maturing 06/15/21	06/27/13	50,837	53,625
Audatex North America, Inc., 6.13%, maturing 11/01/23	10/17/13	50,000	53,438
Avaya, Inc., 10.5%, maturing 03/01/21	12/05/13	166,756	163,188
Beverage Packaging Holdings Luxembourg II SA, 6%, maturing 06/15/17	12/04/13	100,000	103,750
Calpine Corp., 6%, maturing 01/15/22	10/17/13 & 10/18/13	24,806	26,375
CBC Ammo LLC / CBC FinCo, Inc., 7.25%, maturing 11/15/21	11/08/13	24,642	25,375
Chassix Holdings, Inc., 10%, maturing 12/15/18	12/10/13	73,570	76,687

Preferred Stocks (continued)

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	27

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Security	Acquisition date	Cost	Market Value
Crestwood Midstream Partners LP, 6.13%, maturing 03/01/22	10/22/13	50,000	52,500
Endo Finance Co., 5.75%, maturing 01/15/22	12/11/13	100,000	102,750
Ferrellgas LP, 6.75%, maturing 01/15/22	10/21/13	25,000	26,188
Forest Laboratories, Inc., 5%, maturing 12/15/21	12/05/13	50,000	53,000
Freescale Semiconductor, Inc., 6%, maturing 01/15/22	12/04/13	156,868	159,562
GLP Financing II, Inc., 4.88%, maturing 11/01/20	10/23/13 & 11/21/13	25,000	25,719
Halcon Resources Corp., 9.75%, maturing 07/15/20	12/16/13	76,996	81,000
Headwaters, Inc., 7.25%, maturing 01/15/19	12/05/13	50,000	52,375
JBS Investments GmbH, 7.75%, maturing 10/28/20	10/23/13	200,000	211,750
The Kenan Advantage Group, Inc., 8.38%, maturing 12/15/18	12/12/13	26,189	26,375
LifePoint Hospitals, Inc., 5.5%, maturing 12/01/21	11/21/13	75,000	78,000
Michaels Stores, Inc., 5.88%, maturing 12/15/20	12/16/13	125,000	126,719
Navios Maritime Acquisition Corp., 8.13%, maturing 11/15/21	10/29/13	125,812	130,937
NCR Escrow Corp., 5.88%, maturing 12/15/21	12/05/13	25,000	26,438
NCR Escrow Corp., 6.38%, maturing 12/15/23	12/05/13	151,285	160,125
Neiman Marcus Group Ltd., Inc., 8%, maturing 10/15/21	12/11/13	100,729	110,375
Opal Acquisition, Inc., 8.88%, maturing 12/15/21	12/10/13	250,275	252,187
Pacnet Ltd., 9%, maturing 12/12/18	12/05/13	200,000	214,000
Palace Entertainment Holdings LLC, 8.88%, maturing 04/15/17	12/19/13	50,000	52,125
Penn National Gaming, Inc., 5.88%, maturing 11/01/21	10/21/13 & 10/22/13	50,000	49,250
Prospect Holding Co. LLC, 10.25%, maturing 10/01/18	09/18/13	73,042	73,125
Roundy’s Supermarkets, Inc., 10.25%, maturing 12/15/20	12/13/13	72,812	80,250
rue21, Inc., 9%, maturing 10/15/21	10/25/13 & 12/05/13	18,448	17,000
Salix Pharmaceuticals Ltd., 6%, maturing 01/15/21	12/12/13	50,000	53,500
Sprint Corp., 7.13%, maturing 06/15/24	12/09/13	25,000	26,312

(b)	Illiquid security.

(c)	Defaulted security.

(d)Yield	as of March 31, 2014.

EUR	— Euro Currency.

PIK	— Paid in Kind.

For reporting purposes, industry classifications are combined in this sector diversification chart. For industry classifications, please see the Schedule of Investments.

The accompanying notes are an integral part of the financial statements.

28	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Schedule of Investments (Unaudited) – High Yield Fund

as of March 31, 2014

Credit Quality Breakdown*
March 31, 2014

S&P Ratings
A-	0.05%
BBB	1.00%
BBB-	1.28%
BB+	5.03%
BB	10.26%
BB-	10.85%
B+	8.93%
B	12.87%
B-	12.07%
CCC+	20.67%

S&P Ratings (continued)
CCC	1.96%
CCC-	2.08%
CC	0.39%
D	0.46%
NR	11.06%
Short-Term Investments	1.04%

Total	100.00%

*	Expressed as a percentage of total investments (excluding securities lending collateral if applicable) and may vary over time.

NR	— Not rated.

Security ratings disclosed, if any, are obtained from Standard & Poor’s/Moody’s Investors Service.

VALUATION INPUTS

Description	Level 1	Level 2	Level 3	Total
Corporate Obligations	$—	$51,192,863	$—	$51,192,863
Senior Term Loans	—	3,463,010	—	3,463,010
Convertible Bond	—	79,125	—	79,125
Preferred Stocks	263,020	361,338	—	624,358
Common Stock	68,762	—	—	68,762
Short-Term Investment	—	585,293	—	585,293
Total Investments	$331,782	$55,681,629	$—	$56,013,411

There were no transfers between Level 1, 2, or 3 as of March 31, 2014, based upon the valuation input levels assigned to securities on September 30, 2013.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	29

Statements of Assets and Liabilities (Unaudited)

As of March 31, 2014

	The Japan Fund ($)	High Yield Fund ($)
Assets:
Investments, at value	156,054,617	56,013,411
Cash	—	24,251
Foreign currency	4,081,281	—
Receivable for investment securities sold	2,474,020	1,837,223
Dividends and interest receivable	1,345,365	1,034,348
Receivable from investment advisor	—	32,265
Prepaid expenses	9,776	10,040

Total Assets	163,965,059	58,951,538

Liabilities:
Payable for investments purchased	1,796,593	2,978,145
Foreign currency overdraft	—	88
Payable for Fund shares redeemed	41,755	—
Loan interest payable	—	26,316
Accrued investment advisory fees	41,389	—
Accrued distribution fees	13,680	2,335
Other accrued expenses and payables	98,750	17,887

Total Liabilities	1,992,167	3,024,771

Net Assets	161,972,892	55,926,767

Net assets consist of:
Paid-in capital	180,536,502	53,872,225
Accumulated net investment income (loss)	(2,954,139)	(123,648)
Accumulated net realized gain (loss) on investments and foreign currency related transactions	(51,777,325)	133,660
Net unrealized appreciation (depreciation) on:
Investments	36,357,581	2,044,374
Foreign currency related translations	(189,727)	156

Net Assets	161,972,892	55,926,767

Net Assets
Class A	4,629,159	3,465,778
Class C	9,138,502	1,888,763
Class I	3,618,752	50,572,226
Class S	144,586,479	—

Capital Shares Outstanding
Class A	401,865	330,401
Class C	814,007	180,004
Class I	316,047	4,819,629
Class S	12,481,714	—

Net Asset Value and Offering Price Per Share
Class A	11.52	10.49
Class C	11.23	10.49
Class I	11.45	10.49
Class S	11.58	—

Offering Price Per Share
Class A (100/94.25 of net assets) (100/96.25 for High Yield Fund)	12.22	10.90
Investments at cost	119,697,036	53,969,037
Cost of cash denominated in foreign currencies	4,255,288	(88)

The accompanying notes are an integral part of the financial statements.

30	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Statements of Operations (Unaudited)

For the period ended March 31, 2014

	The Japan Fund ($)	High Yield Fund ($)
Investment Income:
Dividend income	1,658,164	15,450
Less: foreign taxes withheld	(164,401)	(77)
Interest income	—	1,980,913

Total investment income	1,493,763	1,996,286

Expenses:
Investment advisor fees	529,797	178,698
Transfer agent fees	290,076	15,661
Administration fees	160,332	81,123
Legal fees	92,980	42,261
Custodian fees	167,978	68,585
Compliance services fees	74,546	35,705
Directors’ fees and expenses	109,258	59,304
Distribution fees — Class A	8,215	4,847
Distribution fees — Class C	53,459	9,238
Distribution fees — Class S	23,773	—
Registration fees	25,331	19,592
Reports to shareholders	16,363	12,747
Audit fees and tax services	13,027	9,047
Amortization of offering costs	—	37,107
Other expenses	34,448	11,495

Total expenses	1,599,583	585,410

Less: Fee waivers and expense reimbursements (see Note E)	(101,340)	(337,642)
Net Expenses	1,498,243	247,768

Net Investment Income (Loss)	(4,480)	1,748,518

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	8,161,657	294,525
Foreign currency related transactions	(424,424)	(3,881)

Total Realized Gain (Loss)	7,737,233	290,644

Net change in unrealized appreciation (depreciation) on:
Investments	(15,442,076)	2,101,202
Foreign currency related translations	33,762	(415)

Net Change in Unrealized Appreciation (Depreciation)	(15,408,314)	2,100,787

Net Realized and Unrealized Gain (Loss)	(7,671,081)	2,391,431

Increase (Decrease) in Net Assets Resulting from Operations	(7,675,561)	4,139,949

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	31

Statements of Changes in Net Assets

	The Japan Fund		High Yield Fund
	For the period ended March 31, 2014 (Unaudited) ($)	For the year ended September 30, 2013 ($)	For the period ended March 31, 2014 (Unaudited) ($)	For the period ended September 30, 2013 ($)*
Operations:
Net investment income (loss)	(4,480)	166,894	1,748,518	2,188,887
Net realized gain (loss)	7,737,233	9,020,539	290,644	578,736
Net change in unrealized appreciation (depreciation)	(15,408,314)	33,979,151	2,100,787	(56,257)

Net increase (decrease) in net assets resulting from operations	(7,675,561)	43,166,584	4,139,949	2,711,366

Distributions to shareholders from:
Net investment income:
Class A	(63,870)	(17,583)	(128,704)	(136,391)
Class C	(88,250)	(1,090)	(58,211)	(54,197)
Class I	(58,650)	(58,551)	(1,806,030)	(1,997,543)
Class S	(1,773,577)	(1,647,286)	—	—
Net realized gains:
Class A	—	—	(48,484)	—
Class C	—	—	(24,703)	—
Class I	—	—	(653,249)	—

Total distributions to shareholders	(1,984,347)	(1,724,510)	(2,719,381)	(2,188,131)

Share transactions (See Note H)
Proceeds from shares sold	956,239	30,287,715	399,440	52,476,379
Reinvestment of cash dividends	1,644,435	1,465,781	2,682,095	2,162,510
Cost of shares redeemed	(21,588,838)	(35,536,298)	(3,645,213)	(94,116)
Redemption fees	1,936	6,835	1,863	6

Net increase (decrease) in net assets from fund share transactions	(18,986,228)	(3,775,967)	(561,815)	54,544,779

Increase (decrease) in net assets	(28,646,136)	37,666,107	858,753	55,068,014

Net Assets
Beginning of period	190,619,028	152,952,921	55,068,014	—

End of period	161,972,892	190,619,028	55,926,767	55,068,014

Accumulated net investment income (loss)	(2,954,139)	(965,312)	(123,648)	120,779

*	Fund commenced operations on December 27, 2012.

The accompanying notes are an integral part of the financial statements.

32	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2014 (Unaudited)		Year Ended September 30,						Period Ended September 30, 2009(a)
Class A			2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$12.20		$9.38	$9.46	$9.26		$9.16		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.03)		0.05	0.02	0.13		0.04		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.53)		2.84	(0.05)	0.04	(i)	0.06		0.97	(g)

Total income (loss) from investment operations	(0.56)		2.89	(0.03)	0.17		0.10		0.91

Distributions to shareholders from:
Net investment income	(0.12)		(0.07)	(0.05)	(0.02)		—		—
Net realized gains	—		—	—	—		—		—

Total distributions	(0.12)		(0.07)	(0.05)	(0.02)		—		—

Redemption fees(b)	—	(h)	— (h)	— (h)	0.05		—		—	(h)

Net asset value, end of period	$11.52		$12.20	$9.38	$9.46		$9.26		$9.16

Total return (%)(c)(d)	(4.62	)*	30.99	(0.34)	2.34		1.09		11.03	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	5		11	5	7		—	(e)	—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	1.94	**	2.00	1.93	1.78		2.35		2.39	**
Ratio of expenses after expense reductions/recoupments (%)	1.85	**	1.85	1.85	1.80		1.85		1.85	**
Ratio of net investment income (loss) (%)	(0.51	)**	0.46	0.22	1.27		0.49		(0.98	)**
Portfolio turnover rate (%)	25	*	62	34	54		47		140	*
	Period Ended March 31, 2014 (Unaudited)		Year Ended September 30,						Period Ended September 30, 2009(a)
Class C			2013	2012	2011		2010
Selected Per Share Data
Net asset value, beginning of period	$11.91		$9.17	$9.28	$9.16		$9.14		$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.06)		(0.04)	(0.05)	0.04		(0.07)		(0.02)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.52)		2.79	(0.05)	0.08	(i)	0.09		0.91	(g)

Total income (loss) from investment operations	(0.58)		2.75	(0.10)	0.12		0.02		0.89

Distributions to shareholders from:
Net investment income	(0.10)		(0.01)	(0.01)	—		—		—
Net realized gains	—		—	—	—		—		—

Total distributions	(0.10)		(0.01)	(0.01)	—		—		—

Redemption fees(b)	—	(h)	— (h)	— (h)	—		—		—

Net asset value, end of period	$11.23		$11.91	$9.17	$9.28		$9.16		$9.14

Total return (%)(c)(d)	(4.95	)*	30.08	(1.10)	1.31		0.22		10.79	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	9		11	1	1		—	(e)	—	(e)
Ratio of expenses before expense reductions/recoupment (%)(f)	2.71	**	2.70	2.69	2.56		3.02		3.14	**
Ratio of expenses after expense reductions/recoupments (%)	2.60	**	2.60	2.60	2.54		2.60		2.60	**
Ratio of net investment income (loss) (%)	(1.00	)**	(0.39)	(0.54)	0.45		(0.78)		(0.41	)**
Portfolio turnover rate (%)	25	*	62	34	54		47		140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Amount represents less than $1,000,000.
(f)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(g)

From the date of the class commencement on December 29, 2008 to the Fund’s fiscal year end, the Fund had a net realized and unrealized gain on investments and foreign currency transactions. Prior to December 29, 2008, the Fund had a net realized and unrealized loss on investments and foreign currency transactions.

(h)	Amount represents less than $0.01 per share.
(i)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	33

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2014 (Unaudited)		Year Ended September 30,				Period Ended September 30, 2009(a)
Class I			2013	2012	2011	2010
Selected Per Share Data
Net asset value, beginning of period	$12.13		$9.36	$9.44	$9.24	$9.21	$8.25
Income (loss) from investment operations:
Net investment income (loss)(b)	(0.02)		0.01	(0.05)	0.31	(0.01)	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.51)		2.89	0.03 (g)	(0.12)	0.12	0.92	(e)

Total income (loss) from investment operations	(0.53)		2.90	(0.02)	0.19	0.11	0.96

Distributions to shareholders from:
Net investment income	(0.15)		(0.13)	(0.06)	(0.03)	(0.08)	—
Net realized gains	—		—	—	—	—	—

Total distributions	(0.15)		(0.13)	(0.06)	(0.03)	(0.08)	—

Redemption fees(b)	—	(f)	— (f)	— (f)	0.04	— (f)	—

Net asset value, end of period	$11.45		$12.13	$9.36	$9.44	$9.24	$9.21

Total return (%)(c)	(4.47	)*	31.27	(0.24)	2.46	1.16	11.64	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$4		$8	$7	$78	$1	$2
Ratio of expenses before expense reductions/recoupment (%)(d)	1.69	**	1.75	1.52	1.42	1.89	2.14	**
Ratio of expenses after expense reductions/recoupments (%)	1.60	**	1.60	1.51	1.44	1.60	1.60	**
Ratio of net investment income (loss) (%)	(0.31	)**	0.13	(0.50)	3.13	(0.08)	0.62	**
Portfolio turnover rate (%)	25	*	62	34	54	47	140	*

*	Not Annualized.
**	Annualized.
(a)	Class commenced operations on December 29, 2008.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

From the date of the class commencement on December 29, 2008 to the Fund’s fiscal year end, the Fund had a net realized and unrealized gain on investments and foreign currency transactions. Prior to December 29, 2008, the Fund had a net realized and unrealized loss on investments and foreign currency transactions.

(f)	Amount represents less than $0.01 per share.
(g)

Net realized and unrealized gain (loss) on investments and foreign currency transactions, net asset value, end of period and total return for the year ended September 30, 2011 were restated during the year ended September 30, 2012.

The accompanying notes are an integral part of the financial statements.

34	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – The Japan Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

	Period Ended March 31, 2014		Year Ended September 30,
Class S	(Unaudited)		2013	2012	2011	2010	2009
Selected Per Share Data
Net asset value, beginning of period	$12.27		$9.46	$9.53	$9.33	$9.28	$9.53
Income (loss) from investment operations:
Net investment income (loss)(a)	0.01		0.01	0.04	0.03	(0.01)	— (c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.56)		2.92	(0.06)	0.19 (e)	0.13	(0.23)

Total income from investment operations	(0.55)		2.93	(0.02)	0.22	0.12	(0.23)

Distributions to shareholders from:
Net investment income	(0.14)		(0.12)	(0.05)	(0.02)	(0.07)	(0.02)
Net realized gain	—		—	—	—	—	—

Total distributions	(0.14)		(0.12)	(0.05)	(0.02)	(0.07)	(0.02)

Redemption fees(a)(c)	—		—	—	—	—	—

Net asset value, end of period	$11.58		$12.27	$9.46	$9.53	$9.33	$9.28

Total return (%)(b)	(4.56	)*	31.25	(0.17)	2.34	1.29	(2.34)
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$145		$160	$140	$155	$173	$194
Ratio of expenses before expense reductions/recoupment (%)(d)	1.75	**	1.82	1.77	1.65	1.97	2.22
Ratio of expenses after expense reductions/recoupments (%)	1.63	**	1.67	1.68	1.65	1.68	1.75
Ratio of net investment income (loss) (%)	0.10	**	0.10	0.47	0.28	(0.12)	(0.03)
Portfolio turnover rate (%)	25	*	62	34	54	47	140

*	Not Annualized.
**	Annualized.
(a)	Calculated based on average shares outstanding during the period.
(b)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(c)	Amount represents less than $0.01 per share.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)

Realized and unrealized gain (loss) per share did not correlate to the aggregate of the net realized and unrealized loss in the Statements of Operations for the year ended September 30, 2011, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s portfolio.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	35

Financial Highlights – High Yield Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class A	Period Ended March 31, 2014 (Unaudited)		Period Ended September 30, 2013(a)
Selected Per Share Data
Net asset value, beginning of period	$10.23		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.32		0.50
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.45		0.21

Total income (loss) from investment operations	0.77		0.71

Distributions to shareholders from:
Net investment income	(0.37)		(0.48)
Net realized gains	(0.14)		—

Total distributions	(0.51)		(0.48)

Redemption fees(b)	—	(f)	—

Net asset value, end of period	$10.49		$10.23

Total return (%)(c)(d)	7.64	*	7.20	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$3		$5
Ratio of expenses before expense reductions (%)(e)	2.32	**	2.82	**
Ratio of expenses after expense reductions (%)	1.10	**	1.10	**
Ratio of net investment income (loss) (%)	6.16	**	6.48	**
Portfolio turnover rate (%)	54	*	148	*
Class C	Period Ended March 31, 2014 (Unaudited)		Period Ended September 30, 2013(a)
Selected Per Share Data
Net asset value, beginning of period	$10.23		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.28		0.44
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.45		0.21

Total income (loss) from investment operations	0.73		0.65

Distributions to shareholders from:
Net investment income	(0.33)		(0.42)
Net realized gains	(0.14)		—

Total distributions	(0.47)		(0.42)

Redemption fees(b)	—	(f)	—

Net asset value, end of period	$10.49		$10.23

Total return (%)(c)(d)	7.23	*	6.63	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$2		$2
Ratio of expenses before expense reductions (%)(e)	3.08	**	3.67	**
Ratio of expenses after expense reductions (%)	1.85	**	1.85	**
Ratio of net investment income (loss) (%)	5.41	**	5.77	**
Portfolio turnover rate (%)	54	*	148	*

*	Not Annualized.
**	Annualized.
(a)	Fund commenced operations on December 27, 2012.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Total return does not include the effects of sales charges.
(e)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(f)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

36	:	www.NomuraPartnersFunds.com : 1.800.535.2726

Financial Highlights – High Yield Fund

The table below sets forth financial data for a share of the Fund outstanding throughout each period presented.

Class I	Period Ended March 31, 2014 (Unaudited)		Period Ended September 30, 2013(a)
Selected Per Share Data
Net asset value, beginning of period	$10.23		$10.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.33		0.51
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.45		0.22

Total income from investment operations	0.78		0.73

Distributions to shareholders from:
Net investment income	(0.38)		(0.50)
Net realized gains	(0.14)		—

Total distributions	(0.52)		(0.50)

Redemption fees(b)(e)	—		—

Net asset value, end of period	$10.49		$10.23

Total return (%)(c)	7.79	*	7.39	*
Ratio to Average Net Assets and Supplemental Data
Net assets, end of period (in millions)	$51		$48
Ratio of expenses before expense reductions (%)(d)	2.08	**	2.60	**
Ratio of expenses after expense reductions (%)	0.85	**	0.85	**
Ratio of net investment income (loss) (%)	6.41	**	6.71	**
Portfolio turnover rate (%)	54	*	148	*

*	Not Annualized.
**	Annualized.
(a)	Fund commenced operations on December 27, 2012.
(b)	Calculated based on average shares outstanding during the period.
(c)	Shareholders redeeming shares held less than thirty days have a lower total return due to the effect of the 2% redemption fee.
(d)	Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund or share class.
(e)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

Nomura Partners Funds	The World from Asia	:	37

Notes to Financial Statements

March 31, 2014 (Unaudited)

A. Organization

Nomura Partners Funds, Inc. (originally incorporated as The Japan Fund, Inc.) (the “Corporation”) was incorporated under the laws of the State of Maryland in 1961. Effective December 1, 2008, the Corporation changed its name from The Japan Fund, Inc. to Nomura Partners Funds, Inc. The Corporation is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Corporation currently consists of the following two series: The Japan Fund and High Yield Fund (each individually a “Fund” and collectively, the “Funds”). Each Fund is classified as a diversified series of the Corporation under the 1940 Act. Asia Pacific ex Japan Fund, Global Equity Income Fund and Global Emerging Markets Fund liquidated on March 19, 2014.

Class A, Class C and Class I shares of The Japan Fund commenced operations on December 29, 2008 and Class S shares of The Japan Fund commenced operations in 1962. High Yield Fund commenced operations on December 27, 2012.

The authorized capital stock of the Corporation consists of 1,400,000,000 shares of a par value of $0.33 1/3 divided among the classes of each Fund evenly, with all classes being authorized at 50,000,000 shares. 150,000,000 shares have been allocated to Funds or classes that are not currently in operation.

The investment objective of The Japan Fund is to achieve long-term capital growth. The investment objective of High Yield Fund is to achieve current yield and capital growth.

Effective October 16, 2013, all of the Funds of the Corporation were closed to purchases and exchanges. Nomura Asset Management U.S.A. Inc. (“NAM USA”) advised the Board of Directors (the “Board”) that it planned to exit the U.S.A. retail mutual fund business. Consequently, the Board has decided to close the Funds to purchases and exchanges while it considers the best course of action for each of the Funds. See Note J.

Each share of each class of a Fund represents an equal pro rata interest in such Fund and provides the shareholder the same voting, dividend, and other rights, except that shareholders of each class of a Fund have exclusive voting rights regarding any matter relating solely to that particular class. Class A shares of The Japan Fund are subject to a 5.75% front end sales load and Class A shares of High Yield Fund are subject to a 3.75% front end sales load. Class C shares are subject to a 1.00% contingent deferred sales charge for redemptions made within one year of purchase date.

B. Summary of Significant Accounting Policies

The Funds’ financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make certain estimates and assumptions at the date of the financial statements that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after period end through the date these financial statements were issued, and has determined that, except as set forth in Note J, there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies:

Security Valuation. Securities listed or otherwise traded on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter (“OTC”), are valued at their most recent sale price as of the close of regular trading on the primary exchange or market (foreign or domestic) on which they are traded, or if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued in accordance with fair value methods (the “Fair Value Procedures”) approved by the Board. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the “official close” or the “official closing price” or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the security’s primary exchange or market.

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Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

Debt securities are priced based upon valuations provided by independent, third party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. On the first day a new debt security purchase is recorded, if a price is not available on the automated pricing feeds from the Funds’ primary and secondary pricing vendors nor is it available from an independent broker, the security may be valued at its purchase price. Each day thereafter, the debt security will be valued according to the Funds’ Fair Value Procedures until an independent source can be secured. Debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

Participatory notes are valued based on the current day’s price of the underlying securities if a quoted price is not available.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed (“Local Currency”), the value of these portfolio assets in terms of U.S. Dollars is calculated by converting the Local Currency into U.S. Dollars at the prevailing currency exchange rate on the valuation date.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable net asset value (“NAV”), with the exception of exchange-traded open-end investment companies which are priced as equity securities as described above.

If market quotations, official closing prices, or information furnished by a pricing service are not readily available or do not accurately reflect fair value, or if a security’s value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, including, but not limited to, when (i) the security’s trading has been halted or suspended; (ii) the security has been de-listed from a national exchange; (iii) the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; (iv) the security has not been traded for an extended period of time; (v) the security’s primary pricing source is not able or willing to provide a price; (vi) trading of the security is subject to local government-imposed restrictions; and (vii) a significant event with respect to a security or securities has occurred after the close of the market or exchange on which the security or securities principally trades and before the time the Funds calculate NAVs, that security will be valued by another method that the Board believes accurately reflects fair value in accordance with the Funds’ Fair Value Procedures.

These events may create arbitrage opportunities that may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of overseas markets but prior to the close of U.S. market. The Fair Value Procedures, therefore, include a procedure whereby foreign securities’ prices may be “fair valued” by an independent pricing service, in accordance with a valuation policy approved by the Board to take those factors into account. At March 31, 2014, foreign securities representing the following percentages of net assets of the Funds were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs within the valuation inputs disclosure on each Fund’s Schedule of Investments:

Funds
The Japan Fund	96.4%
High Yield Fund	N/A

Pursuant to the Fair Value Procedures for the Funds, the Board has delegated day-to-day responsibility for fair value determinations to the Corporation’s Pricing and Fair Valuation Committee. Fair value determinations are subject to review, approval or ratification by the Board.

Nomura Partners Funds	The World from Asia	:	39

Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

At March 31, 2014, there were no securities held that were fair valued using methods determined in good faith by the Corporation’s Pricing and Fair Valuation Committee.

There can be no assurance that a fair value used by the Funds on any given day will more accurately reflect the market value of a security or securities than the market price of such security or securities. A security’s valuation may differ depending on the method used for determining value. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that the Fair Value Procedures will prevent dilution of a Fund’s NAV by short-term traders.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. These inputs are summarized into the three broad levels listed below. Each Fund’s hierarchy can be found on the Fund’s Schedule of Investments.

Level 1 — quoted unadjusted prices for identical instruments in active markets to which a Fund has access at the date of measurement.

Level 2 — quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

Level 3 — model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect a Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ policy is to disclose transfers between Levels based on valuations at the end of the reporting period. Each Fund may hold securities which are periodically fair valued in accordance with the Funds’ Fair Value Procedures. This may result in movements between Level 1 and Level 2 throughout the period. There were no additional transfers between Level 1, 2, or 3 as of March 31, 2014, based on the valuation input Levels on September 30, 2013 for the Funds, other than what was disclosed following each Fund’s Schedule of Investments.

Real Estate Investment Trust. Each Fund is permitted to invest in real estate investment trusts (“REITs”). If a Fund invests in a REIT, such Fund will be subject to the risks associated with owning real estate and with the real estate industry generally. These risks include difficulties in valuing and disposing of real estate, the possibility of declines in the value of real estate, risks related to general and local economic conditions, the possibility of adverse changes in real estate markets, environmental liability risks, the risk of increases in property taxes and operating expenses, possible adverse changes in zoning laws, the risk of casualty or condemnation losses, limitations on rents, and the possibility of adverse changes in interest rates. To the extent a Fund invests in REITs, it will also be subject to the risk that a REIT will default on its obligations or go bankrupt. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

Restricted Securities. Each Fund is permitted to invest in restricted securities. Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Funds. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security

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Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Participatory Notes. Each Fund may invest in participatory notes. Participatory notes, which may be issued in various structures and may be designated by different terms, including, but not limited to, P-Notes and warrants, are instruments that derive their value from an underlying or referenced financial instrument, such as an equity share. Generally, non-U.S.-based brokerages buy locally-based securities and then issue participatory notes to investors. Participatory notes are subject to both investment risk relating to the underlying or referenced financial instrument and credit risk based on the uncertainty of the counterparty’s (i.e., the non-U.S.-based broker’s) ability to meet its obligations.

Foreign Currency. The books and records of the Funds are maintained in U.S. Dollars. The valuation of investment securities and other assets and liabilities that are denominated in a foreign currency are translated into U.S. Dollars at the prevailing exchange rates each business day. Purchases and sales of investment securities, income and expenses are translated into U.S. Dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. Dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates are not separately disclosed but are included with net realized and unrealized gains and losses on investment securities.

Dividends and Distributions of Income and Gains to Shareholders. Distributions to shareholders of net investment income and capital gains, if any, are declared and paid annually on the Funds.

Distributions are determined in accordance with applicable Federal income tax regulations, which may differ from GAAP. These differences are due to differing treatments of income and gain on various securities held by the Funds, timing differences and differing characterizations of distributions made by other funds in which the Funds may invest.

Security Transactions, Investment Income and Realized Gain and Loss. For financial reporting purposes, investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes, if any. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after a Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Gains or losses realized on sales of investment transactions are recorded on an identified cost basis.

Federal Taxes. Each Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute substantially all of its taxable income to shareholders. Therefore, no provision for Federal income tax or excise tax is required.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Corporation recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Corporation’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2010-2012), or expected to be taken in the Funds’ 2013 tax returns. The Corporation identifies its major tax jurisdictions as United States of America, the State of Maryland and foreign jurisdictions. The Corporation is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Nomura Partners Funds	The World from Asia	:	41

Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

Income and Expense Allocation. Each Fund’s class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Offering and Organizational Costs. Organizational costs for the Funds consist of incorporation fees and legal fees. These costs are expensed as incurred and are reflected on the Statements of Operations. Offering costs for the Funds consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Funds. Amounts amortized in the current period are reflected on the Statements of Operations. Offering costs incurred and expensed for the period ended March 31, 2014 were as follows:

Fund	Costs Incurred	Costs Expensed
High Yield Fund	$37,107	$37,107

Redemption Fees. A shareholder who redeems Class A, Class C or Class I shares of all Funds or Class S shares of The Japan Fund within thirty days of purchase will incur a redemption fee of 2.00% of the current NAV of the shares, subject to certain exceptions. The fee will be assessed and retained by the Funds for the benefit of remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital and is reported on the Statements of Changes in Net Assets and Financial Highlights (on a per share basis). The Funds reserve the right to modify the term of or terminate this fee at any time.

C. Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investment securities, excluding short-term investments, for the period ended March 31, 2014, were as follows:

Fund	Purchases	Sales
The Japan Fund	$43,283,339	$64,278,251
High Yield Fund	28,369,346	29,422,718

D. Investment Advisory Fees, Administrator and Other Service Providers

Investment Advisor and Operations Service Agent. NAM USA is the investment advisor for the Funds pursuant to an Investment Advisory Agreement. NAM USA determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Funds. NAM USA directs the investments of the Funds, in accordance with the investment objectives, policies, and limitations of the Funds subject to the general supervision and control of the Board and officers of the Corporation. Effective October 16, 2013, NAM USA advised the Board that it planned to exit the U.S.A. retail mutual fund business.

For these and other services, each Fund pays NAM USA a monthly investment advisory fee at an annual rate of the Fund’s average daily net assets as follows:

The Japan Fund	0.60% on the first $200 million; 0.55% on the next $200 million; and 0.50% on the Fund’s average daily net assets in excess of $400 million.
High Yield Fund	0.65% on the Fund’s average daily net assets.

NAM USA has agreed to waive and/or reimburse certain expenses. Please see Note E for further information.

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Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

NAM USA, with respect to each Fund, has entered into a sub-advisory agreement (each, a “Sub-Advisory Agreement”) with the sub-advisors set forth below, pursuant to which the sub-advisor provides certain investment advisory services to NAM USA with respect to a Fund:

Funds	Sub-Advisor(s)
The Japan Fund	Nomura Asset Management Co., Ltd. (“NAM Tokyo”)
High Yield Fund	Nomura Corporate Research and Assets Management Inc. (“NCRAM”)

Each sub-advisor receives compensation for its services out of NAM USA’s investment advisory fee.

NAM USA also serves as the operations services agent for the Corporation, pursuant to an Operations Services Agreement. Pursuant to this agreement, NAM USA provides management services to the Corporation, to oversee and administer its day-to-day operations. NAM USA receives no fees pursuant to this agreement, but may be reimbursed for reasonable out-of-pocket expenses incurred in carrying out its duties as operations services agent.

Administrator, Accountant, and Custodian. State Street Bank and Trust Company (“State Street”) provides administration services as administrator to the Funds (the “Administrator”), pursuant to an Administration Agreement. For its services, the Administrator receives fees from the Funds calculated daily and paid monthly at an annual rate of 0.10% of average daily net assets with reductions as average daily net assets increase to certain levels and are subject to certain minimum requirements.

The Administrator also receives fees for certain additional services and reimbursement for out-of-pocket expenses. The Administrator or its affiliates do not pay any Fund fees, expenses or costs.

State Street also serves as custodian (the “Custodian”) and fund accounting agent to the Funds pursuant to a Master Custodian and Accounting Services Agreement. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Funds. For these services, the Funds pay State Street asset-based and transactional fees that vary according to the size of positions and number of transactions plus out-of-pocket fees.

Distributor. Foreside Fund Services, LLC serves as the Funds’ distributor (the “Distributor”). Each Fund has adopted plans (the “Plans”) that allow the Funds to pay distribution fees for the sale of their shares under Rule 12b-1 of the 1940 Act, and shareholder servicing fees for certain services provided to their shareholders. Each Fund has adopted a Plan for each of its Class A and Class C shares, and The Japan Fund has adopted a Plan for its Class S shares. Each Fund pays the Distributor or any other entity providing support services to their customers an aggregate fee of 0.25% of the average daily net assets of a Fund’s Class A shares and 1.00% of the average daily net assets of a Fund’s Class C shares. With respect to Class C shares, the Distributor may use up to 0.75% of the fees for distribution and sales support services. The Distributor is reimbursed for fees paid to various institutions for distribution and shareholder services provided to the S Class of The Japan Fund in an amount up to 0.25% of the average daily net assets of the Class S shares of The Japan Fund.

For the period ended March 31, 2014, the Distributor did not retain any of the front-end sales charges assessed on the sale of Class A shares. For the period ended March 31, 2014, the Distributor did not retain any commissions from contingent deferred sales charges assessed on redemptions of Class C shares.

Other Service Providers. Boston Financial Data Services (“BFDS”) serves as the Funds’ transfer and dividend-paying agent (“Transfer Agent”) pursuant to a Transfer Agency and Services Agreement, and performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Pursuant to a Compliance Services Agreement (the “Compliance Agreement”), Foreside Compliance Services, LLC (“FCS”), an affiliate of the Distributor, provides an Anti-Money Laundering Compliance Officer, a Chief Compliance Officer and certain additional compliance support functions to the Funds.

Nomura Partners Funds	The World from Asia	:	43

Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

Pursuant to the Compliance Agreement, Foreside Management Services, LLC (“FMS”), an affiliate of the Distributor, provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

The Principal Executive Officer, an officer of the Funds, is a control affiliate and an officer of the Distributor. Fees paid to FCS and FMS pursuant to the Compliance Agreement are reflected on the Statements of Operations within the caption “Compliance Services Fees”. Neither the Distributor, FCS nor FMS, nor any of their officers or employees who serve as an officer of the Funds, has any role in determining the Funds’ investment policies or which securities are to be purchased or sold by the Funds.

Directors’ and Officers’ Fees and Expenses. Retainer and meeting fees were as follows:

Quarterly Retainer for each Director	$12,500
Additional Quarterly Retainer for the Chairman of the Board	12,500
Additional Quarterly Retainer for the Chairman of the Audit Committee and the Chairman of the Investment Oversight Committee (“IOC”)	1,500
Additional Quarterly Retainer for the Compensation Committee Chair	1,000
Quarterly Regular Board Meeting Fee	4,000
Special Non-Quarterly Board Meeting Fee	1,500
Audit Committee Meeting Fee	3,000
Executive Committee Meeting Fee	1,500
Investment Oversight Committee Meeting Fees	3,000

The Funds will also reimburse each of the Directors for out-of-pocket expenses incurred in connection with attending the Board meetings.

Certain officers of the Funds are also officers or employees of the above named service providers, and during their terms of office, receive no compensation from the Funds.

E. Fee Waivers and Expense Reimbursements

With respect to Class A, Class C and Class I shares of each Fund, and with respect to Class S shares of The Japan Fund, NAM USA has contractually agreed to waive its investment advisory fee and, if necessary, to reimburse other operating expenses of a Fund to the extent necessary to limit total annual operating expenses (excluding distribution and service (12b-1) fees, interest expense, dividend expenses resulting from short sales of securities and certain other expenses), on an annualized basis, to 1.60% for The Japan Fund and 0.85% for High Yield Fund, in each case as a percentage of average daily net assets allocated to each such class of shares of such Fund, until January 28, 2015 (“Expense Cap Agreements”).

During the period the Funds’ Administrator and Custodian have contractually agreed to waive a portion of their fees.

For the period ended March 31, 2014, fees waived and reimbursed were as follows:

Fund	NAM USA Waived and Reimbursed	Other Waived	Total Fees Waived and Reimbursed
The Japan Fund	$101,340	$—	$101,340
High Yield Fund	337,642	—	337,642

Under the terms of the Expense Cap Agreements if, within three years following a waiver or reimbursement, the operating expenses of a share class of a Fund that previously received a waiver or reimbursement from NAM USA are less than the expense limit for such share class, the applicable share class is required to repay NAM USA up to

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Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

the amount of fees waived or expenses reimbursed under the agreement if NAM USA or an affiliate serves as a Fund’s investment advisor at such time. For the three years through March 31, 2014, NAM USA waived and/or reimbursed fees under the Expense Cap Agreements as follows:

	Expires September 30,			Expires March 31,	Total Amount Eligible for
Funds	2014	2015	2016	2017	Recoupment
The Japan Fund	$—	$131,246	$243,519	$101,340	$476,105
High Yield Fund	—	—	573,416	337,642	911,058

F. Federal Income Tax Information

During the years ended September 30, 2013 and September 30, 2012, the tax character of distributions made by the Funds were as follows:

	Year Ended September 30, 2013			Year Ended September 30, 2012
Funds	Ordinary Income	Long Term Capital Gains	Total	Ordinary Income	Long Term Capital Gains	Total
The Japan Fund	$1,724,510	$—	$1,724,510	$1,313,579	$—	$1,313,579
High Yield Fund	2,188,131	—	2,188,131	—	—	—

The components of distributable earnings for the Funds as of September 30, 2013 are listed below:

Funds	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)*	Capital Loss Carryover	Post October Capital Loss Deferral	Other	Total
The Japan Fund	$1,984,217	$—	$45,173,716	$(56,061,635)	$—	$—	$(8,903,702)
High Yield Fund	877,289	—	(119,221)	—	—	(124,094)	633,974

*	Includes unrealized appreciation (depreciation) on currency.

Shareholders are encouraged to consult with their tax advisors concerning the tax treatment of dividends and distributions from all the Funds.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with the Federal tax regulations, which may differ from GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset values.

The following summarizes the capital loss carryforwards as of September 30, 2013 for the Funds. These capital loss carryforwards are available to offset future gains.

			Non-expiring Loss
Funds	2017	2018	Short-Term	Long-Term	Total
The Japan Fund	$1,158,053	$53,011,487	$1,892,095	$—	$56,061,635

During the year ended September 30, 2013, High Yield Fund had no capital loss carryforwards.

Nomura Partners Funds	The World from Asia	:	45

Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

Cost of investments for Federal income tax purposes is substantially the same as for financial reporting purposes and net unrealized appreciation (depreciation) on investments at March 31, 2014 consists of:

Funds	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)*	Tax Cost
The Japan Fund	$38,781,573	$(2,423,992)	$36,357,581	$119,697,036
High Yield Fund	2,333,852	(289,478)	2,044,374	53,969,037

*	Does not include unrealized appreciation/depreciation on currency.

G. Principal Risks of Investing in the Funds

Investment Risks. The Funds’ investments in foreign companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (i) social, economic and political stability; (ii) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of foreign companies trade; (iii) currency exchange fluctuations, currency blockage and higher levels of inflation; (iv) controls on foreign investment and limitations on repatriation of invested capital and on the Funds’ ability to exchange local currencies for U.S. Dollars; (v) governmental involvement in and control over the economy; (vi) risk of nationalization or expropriation of assets; (vii) the nature of the smaller, less seasoned and newly organized foreign companies; and (viii) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

Concentration of Market Risk. Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the U.S. In addition, investments in foreign countries are denominated in foreign currencies. As a result, changes in the value of the foreign currencies compared to the U.S. Dollar may affect (positively or negatively) the value of the Funds’ investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

Emerging Markets Risk. The risks of foreign investments are typically greater in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability and greater risk of loss. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

High Yield Bonds Risk. The Fund’s investment in high yield bonds (also known as junk bonds) will subject the Fund to greater levels of credit and liquidity risks than funds that invest in higher rated securities. While offering greater opportunity for higher yields and capital growth, high yield bonds usually are subject to greater price volatility and may be less liquid than higher rated securities. An economic downturn or period of rising interest rates may adversely affect the market for these securities (see “Inflation Risk” below) and reduce the Fund’s ability to sell these securities (see “Liquidity Risk” below). These securities are considered to be high-risk investments, are speculative with respect to the capacity to pay interest and repay principal (see “Credit/ Default Risk” below) and may be issued by companies that are highly leveraged, less creditworthy or financially distressed (see “Distressed Securities Risk” below). These securities are subject to greater risk of loss, greater sensitivity to interest rate and economic changes, valuation difficulties, and a potential lack of a secondary or public market for the securities. The market price of these securities can change suddenly and unexpectedly. You should not invest in the Fund unless you are willing to assume the greater risk associated with high yield bonds.

Bank Loan Risk. These investments expose a Fund to the credit risk of both the financial institution and the underlying borrower. The market for loans may not be highly liquid and a Fund may have difficulty selling them.

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Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

Typically a Fund will acquire loans through assignments. In assignments, a Fund has no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In assignments, the rights against the borrower that are acquired by a Fund may be more limited than those held by the assigning lender. The Fund’s bank loan investments will usually be senior loans. Senior Loans are loans that have a right to payment senior to most other debts of the borrower. Senior Loans generally are arranged through private negotiations between a borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the borrower and the Lenders.

Inflation (Interest Rate) Risk. Generally, high yield bonds will decrease in value when interest rates rise and increase in value when interest rates decline. Interest rate risk is the risk that the high yield bonds will decline in value because of increases in interest rates. Interest rate changes normally have a greater effect on the prices of longer-term high yield bonds than shorter-term high yield bonds. In addition, during periods of declining interest rates, the issuers of high yield bonds held by the Fund may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding debt securities. This is known as “Prepayment Risk” and may reduce the Fund’s income. Variable and floating rate securities are less sensitive to market interest rate changes, but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities generally will not increase in value if interest rates decline. A decrease in market interest rates may adversely affect the income the Fund receives from such securities and the net asset value of the Fund’s shares.

Liquidity Risk. Certain securities that are thinly traded or that otherwise might not be easily disposed in the course of regular trading may be deemed to be illiquid securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price. The Fund may invest up to 15% of its assets in illiquid securities.

Credit/Default Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. If an issuer fails to pay interest or repay principal, the Fund’s income or share value may be reduced. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

Distressed Securities Risk. Investing in distressed securities is speculative and involves significant risks. Distressed securities may be the subject of bankruptcy proceedings or in default as to the repayment of principal and/or interest or rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P or Fitch. Distressed securities frequently do not produce income and may require the Fund to bear certain extraordinary expenses in order to protect and recover its investment.

Please refer to the prospectus for a complete description of risks associated with the Funds.

Nomura Partners Funds	The World from Asia	:	47

Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

H. Capital Transactions

The following tables summarize share and dollar activity in the Funds by class as of the period ended March 31, 2014 and September 30, 2013:

	The Japan Fund
	Six Months Ended March 31, 2014		Year Ended September 30, 2013
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	7,815	94,508	942,254	10,927,662
Class C	29,453	344,426	928,404	10,468,557
Class I	17,965	215,468	724,339	8,155,682
Class S	24,792	301,837	69,222	735,814
Shares reinvested
Class A	3,861	47,719	1,499	14,604
Class C	4,514	54,484	49	467
Class I	3,426	42,064	5,737	55,479
Class S	120,786	1,500,168	142,662	1,395,231
Shares redeemed
Class A	(516,309)	(6,296,771)	(539,742)	(5,544,013)
Class C	(168,017)	(1,953,582)	(52,594)	(600,069)
Class I	(379,949)	(4,613,427)	(831,398)	(8,722,666)
Class S	(715,941)	(8,725,058)	(1,987,742)	(20,669,550)
Redemption fees
Class A	—	80	—	244
Class C	—	121	—	321
Class I	—	74	—	289
Class S	—	1,661	—	5,981

Net increase (decrease) from Capital Transactions	(1,567,604)	(18,986,228)	(597,310)	(3,775,967)

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Nomura Partners Funds, Inc.

March 31, 2014 (Unaudited)

	High Yield Fund
	Six Months Ended March 31, 2014		Period Ended September 30, 2013(a)
	Shares	Dollars ($)	Shares	Dollars ($)
Shares Sold
Class A	21,267	218,860	510,062	5,199,570
Class C	3,831	39,580	169,684	1,713,999
Class I	13,686	141,000	4,500,589	45,562,810
Shares reinvested
Class A	16,545	171,495	12,683	129,795
Class C	5,622	58,242	4,720	48,264
Class I	236,522	2,452,358	193,833	1,984,451
Shares redeemed
Class A	(222,721)	(2,330,382)	(7,435)	(76,569)
Class C	(2,155)	(22,246)	(1,698)	(17,471)
Class I	(124,994)	(1,292,585)	(7)	(76)
Redemption fees
Class A	—	177	—	—
Class C	—	61	—	—
Class I	—	1,625	—	6

Net increase (decrease) from Capital Transactions	(52,397)	(561,815)	5,382,431	54,544,779

(a)	Fund commenced operations on December 27, 2012.

I. Commitments and Contingencies

In the normal course of business, the Funds enter into contracts that provide general indemnifications by the Funds to the counterparties to the contract. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

J. Subsequent Event

On April 1, 2014, the Board announced that it has approved the reorganization of The Japan Fund into the Matthews Japan Fund, a series of Matthews International Funds (the “Reorganization”).

As a result of NAM USA’s decision to exit the U.S. open-end mutual fund business the Board retained an independent consultant and considered a number of alternatives, including liquidation, and other possible reorganization candidates. In making its decision to entrust Matthews International Capital Management, LLC (“Matthews Asia”) with The Japan Fund’s shareholders’ assets the Board considered many factors including the reputation, financial strength, resources and capabilities of Matthews Asia.

Subject to and following the approval of a charter amendment by the Nomura Partners Funds, Inc. shareholders, Nomura Partners Funds, Inc. will transfer all of the assets and specified liabilities of The Japan Fund to the Matthews Japan Fund in exchange for shares of the Matthews Japan Fund. The Japan Fund will distribute these shares of the Matthews Japan Fund on the closing date. It is a condition of the closing of the Reorganization that each fund receive an opinion from Matthews Japan Fund’s counsel that the Reorganization will not subject shareholders of The Japan Fund to U.S. federal income tax on the exchange of shares of The Japan Fund for shares of the Matthews Japan Fund in the Reorganization. Additional information about the Reorganization will be circulated with the proxy in a couple of months. In the interim, The Japan Fund remains closed to all purchases and exchanges.

Nomura Partners Funds	The World from Asia	:	49

Other Information (Unaudited)

Proxy Voting Information

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to NAM USA, who in turn has delegated the responsibility to the sub-advisors. Each sub-advisor will vote such proxies in accordance with its policies and procedures. Descriptions of the guidelines that the Funds’ sub-advisors use to vote proxies relating to portfolio securities, as well as information on Form N-PX regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, are available, without charge and upon request: (i) by visiting our website at www.nomurapartnersfunds.com; (ii) by calling toll free (800) 535-2726; and (iii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available: by visiting our website at www.nomurapartnersfunds.com or on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330 or 1-202-551-8090.

Delivery of Shareholder Documents

The Corporation delivers only one copy of shareholder documents, including prospectuses, shareholder reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is known as “householding” and is intended to eliminate duplicate mailings and reduce expenses. Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 535-2726, or write to Nomura Partners Funds, Inc., P.O. Box 55760, Boston, MA 02205-8005.

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Shareholder Expense Example (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, as applicable; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, as applicable, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2013 through March 31, 2014.

Actual expenses — Each “Actual Fund Return” row in the following table provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes — Each “Hypothetical Return” row in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees, as applicable. Therefore, each “Hypothetical Return” row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Japan Fund	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$953.80	$9.01	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.71	9.30	1.85%
Class C
Actual Fund Return	$1,000.00	$950.50	$12.64	2.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,011.97	13.04	2.60%
Class I
Actual Fund Return	$1,000.00	$955.30	$7.80	1.60%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.95	8.05	1.60%
Class S
Actual Fund Return	$1,000.00	$954.40	$7.94	1.63%
Hypothetical Return (5% return before expenses)	1,000.00	1,016.80	8.20	1.63%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

Nomura Partners Funds	The World from Asia	:	51

Shareholder Expense Example (Unaudited) (concluded)

High Yield Fund	Beginning Account Value 10/1/13	Ending Account Value 3/31/14	Expenses Paid During Period*	Annualized Expense Ratios*
Class A
Actual Fund Return	$1,000.00	$1,076.40	$5.69	1.10%
Hypothetical Return (5% return before expenses)	1,000.00	1,019.45	5.54	1.10%
Class C
Actual Fund Return	$1,000.00	$1,072.30	$9.56	1.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,015.71	9.30	1.85%
Class I
Actual Fund Return	$1,000.00	$1,077.90	$4.40	0.85%
Hypothetical Return (5% return before expenses)	1,000.00	1,020.69	4.28	0.85%

*	Expenses are equal to a Fund’s annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

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Board Approval of Investment Advisory Agreements and Sub-Advisory Agreements

Matters bearing on the advisory agreements and sub-advisory agreements (the “Agreements”) for the series (each series a “Fund”) were considered at most, if not all, of the meetings of the Board of Directors (the “Board”) and the Investment Oversight Committee. The Directors regularly received information relating to the Agreements derived from a number of sources and covering a range of issues. These materials included (a) information on the investment performance of each Fund relative to a peer group of the Fund and relative to an appropriate index, (b) sales and redemption data with respect to the Funds, and (c) the economic outlook and general investment outlook in the markets in which the Funds invest. The Directors also regularly received information regarding (a) performance attribution analysis of the Funds, (b) the Funds’ compliance with prospectus and regulatory requirements, and (c) the allocation of the Funds’ brokerage, including (i) allocations, if any, to brokers affiliated with the Funds’ advisor or sub-advisors, and (ii) the use, if any, of “soft” commission dollars to pay for research.

In mid-October, Nomura Asset Management U.S.A. Inc. (“NAM USA”) advised the Board that it was planning to exit the U.S.A. retail mutual fund business. Consequently, the Board decided to close the Funds to purchases and exchanges while it considered the best course of action for each of the Funds. NAM USA advised the Board that it would continue to manage the Funds during the transition and that it would take reasonable steps, in consultation with the Board, to ensure that investors are not adversely affected during the transition. The Board considered various options with respect to the Funds, but did not make a decision on the best course of action for each Fund. Consequently, at a meeting held on December 9, 2013, the Board, including a majority of the directors who are not “interested persons” as defined under the Investment Company Act of 1940, as amended (“Independent Directors”), unanimously voted to approve the continuance, for up to another twelve-month period commencing December 22, 2013, of the investment advisory agreement with NAM USA and a sub-advisory agreement between NAM USA and Nomura Asset Management Co., Ltd. (“NAM Tokyo”) for The Japan Fund, and of the investment advisory agreement with NAM USA, and a sub-advisory agreement between NAM USA and NAM Tokyo, a sub-advisory agreement between NAM USA and Nomura

Asset Management Singapore Limited (“NAM Singapore”), a sub-advisory agreement between NAM USA and Nomura Asset Management U.K. Limited (“NAM UK”) (NAM USA, NAM Tokyo, NAM Singapore and NAM UK being collectively referred to as the “Nomura entities”), and a sub-advisory agreement between NAM USA and Martin Currie Inc. (“Martin Currie”) (collectively, the “Sub-Advisors”) in connection with the investment management of The Japan Fund, the Asia Pacific ex Japan Fund, the Global Equity Income Fund and the Global Emerging Markets Fund.

In considering the approval of the continuance of the Agreements, the Independent Directors were advised by independent legal counsel. In addition, the Board engaged the services of an independent consultant to assist them not only with respect to the options for each of the Funds but also with respect to with the evaluation of comparative data (prepared by Strategic Insight, an independent provider of consulting and research services retained by NAM USA) regarding advisory fees, expense ratios (before and after applicable fee waiver and expense cap agreements (“Expense Caps”), and investment performance of the Funds managed by the Nomura entities and Martin Currie, to those of mutual funds with similar investment objectives in various peer groups (“Peer Funds”).

In connection with the approval of the Agreements, the Directors had requested and evaluated extensive information and materials, in addition to those referenced above, from the Nomura entities, Martin Currie and other sources, including, among other items: (a) the discretionary investment advisory services provided by the Nomura entities and Martin Currie; (b) the breadth and experience of the investment management and research staff of the Nomura entities and Martin Currie; (c) financial statements of the Nomura entities and Martin Currie; (d) marketing and distribution support services provided by the Nomura entities to the Funds; (e) the Forms ADV of the Nomura entities and Martin Currie; (f) the profitability report of NAM USA with respect to each Fund; (g) the fees charged to institutional and other clients relative to fees charged to the Funds by the Nomura entities and Martin Currie; (h) the resources devoted to and the record of compliance with each Fund’s (i) investment policy, (ii) investment restrictions, (iii) policies on personal securities transactions, and (iv) other policies and procedures that form the Nomura entities’ and

Nomura Partners Funds	The World from Asia	:	53

Board Approval of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Martin Currie’s portions of the Funds’ compliance program; and (i) NAM USA’s responsibilities overseeing the Funds’ service providers.

With the assistance of an outside independent consultant and independent legal counsel, the Board considered all factors deemed relevant with respect to the Nomura entities and Martin Currie, including but not limited to: the nature and quality of services provided; steps taken to identify and address performance issues; investment performance relative to appropriate peer groups and indices; skills, breadth of experience and capabilities of personnel, including continued employment of key personnel; stability of management; comparative data on fees, expenses and performance; marketing and distribution capabilities; potential economies of scale; commitments to provide high levels of support and service to the Funds; commitments to provide contractual Expense Caps to the Funds through January 28, 2015; potential benefits to the Nomura entities and Martin Currie from their respective relationships to the Funds, including revenues to be derived from services provided to the Funds by their affiliates, if any; and potential benefits to the Funds and their shareholders of receiving research services, if any, from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board also considered NAM USA’s commitment to take reasonable steps, in consultation with the Board, to ensure that investors were not adversely affected during the transition.

In determining to approve the continuance of the Agreements, the Board considered the following factors:

The Nature, Extent and Quality of the Investment Management and Sub-Advisory Services. The Board considered the nature and quality of the investment management services provided by the Nomura entities and Martin Currie, the expertise and investment experience of the investment management personnel who provide these services, and the extensive equity research resources available to the portfolio management teams. In addition to the investment research and advisory services, the Board considered the technology, communications, internal controls and compliance resources of the Nomura entities and Martin Currie and the service provider oversight and day-to-day operational responsibilities provided by NAM USA.

The Board considered NAM USA’s undertaking to manage each of the Funds during the transition and to take reasonable steps to ensure that investors are not adversely affected during the transition. The Board also considered the reputation of Nomura Holdings, Inc. (the ultimate parent company of NAM USA, which is a publicly traded financial institution in Japan with American Depositary Receipts available in the United States), its financial strength and experience, as well as NAM USA’s responsibility for the acts and omissions of the Sub-Advisors.

The Board compared the fees charged to each Fund against the fees charged to institutional and other clients of the Nomura entities and Martin Currie. The Board also considered the additional services that the Nomura entities provided to the Funds that were not provided to the Nomura entities’ institutional and other clients. The Board considered the investment management, compliance and administrative services that NAM USA provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisors. In addition, the Board considered the other direct and indirect benefits to the Funds, such as the Funds’ Expense Cap arrangements with NAM USA.

The Board determined that during the transition, the continuation of the investment management services provided by NAM USA were in the best interests of the Funds and their respective shareholders. The Board also determined that the investment advisory services provided by the respective Sub-Advisors were in the best interests of the Funds and their respective shareholders.

Investment Performance. The Investment Oversight Committee met quarterly with NAM USA to review and discuss the performance of each of the Sub-Advisors and to review reports in connection therewith. The Directors also reviewed information about each Fund’s investment objective, investment strategies and techniques and met with the portfolio managers for each Fund.

With the assistance of an independent consultant and NAM USA, the Board reviewed the investment performance of the Nomura entities and Martin Currie in managing the Funds for various time periods.

The Board noted that market conditions and specific investment decisions could adversely affect each

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Fund’s investment performance in absolute and/or relative terms over short, or longer periods of time. In making its determinations, the Board and the consultant noted that the totality of the facts and circumstances, including the small amount of assets under management (“AUM”) of the Funds (except The Japan Fund), the steps that were taken by NAM USA and the Sub-Advisors to monitor and address performance issues, the general improved performance of certain of the Funds and the unsettled economic and market conditions prevailing during the first couple of years of NAM USA’s management of the Funds, and in particular the impending transition for each of the Funds, supported the Board’s finding that the performance of each Fund was acceptable.

As to The Japan Fund, the Board noted that the investment performance since NAM USA and NAM Tokyo commenced investment management services on November 1, 2008, was below the performance of its benchmark index for the eight-month period ended August 31, 2013, and for the one-year period ended August 31, 2013, and was above the performance of its benchmark index for the three-year period ended August 31, 2013. The Board noted that the investment performance of The Japan Fund, when compared to the performance of its Peer Funds, was average (in the middle quintile) for the eight-month period ended August 31, 2013, for the one-year period ended August 31, 2013, and for the three-year period ended August 31, 2013.

As to the Asia Pacific ex Japan Fund, the Board noted that the investment performance was slightly below the performance of its benchmark index for the eight-month period ended August 31, 2013, and for the one-year period ended August 31, 2013, and was above the performance of its benchmark for the three-year period ended August 31, 2013. The Board noted that the investment performance of the Asia Pacific ex Japan Fund, when compared to the performance of its Peer Funds, was below average (in the last quintile) for the eight-month period ended August 31, 2013, and for the one-year period ended August 31, 2013 and was average (in the middle quintile) for the three-year period ended August 31, 2013.

As to the Global Emerging Markets Fund, the Board noted that the investment performance was below the performance of its benchmark index for the eight-month period ended August 31, 2013, for the one-year period ended August 31, 2013 and for the three-year period ended August 31, 2013. The Board also noted that the Global Emerging Markets Fund’s investment performance, when compared to the performance of its Peer Funds, was well below average (in the last quintile) for the eight-month period ended August 31, 2013, and for the one-year period ended August 31, 2013, and was average (in the third quintile) for the three-year period ended August 31, 2013.

As to the Global Equity Income Fund, the Board noted that the investment performance was below the performance of its benchmark index for the eight-month period ended August 31, 2013, for the one-year period ended August 31, 2013 and for the three-year period ended August 31, 2013. The Board also noted that the Global Equity Income Fund’s performance, when compared to the performance of its Peer Funds, was well below average (in the last quintile) for the eight-month period ended August 31, 2013, for the one-year period ended August 31, 2013, but was above average (in the third quintile) for the three-year period ended August 31, 2013.

Profits and Costs of the Nomura Entities and Martin Currie; Expense Ratios of the Funds. The Directors reviewed comparative fee information regarding the fees that the Nomura entities and Martin Currie charged other clients with similar investment strategies. The Board considered the fees charged to the Funds in light of the services that the Nomura entities and Martin Currie provided to the Funds. It was noted that the Nomura entities provided additional services to the Funds that the Nomura entities had not provided to their institutional clients. In addition, the Board considered the fees paid to NAM USA for the investment management, compliance, operational and administrative services that NAM USA provided to each of the Funds, including its supervisory responsibilities with respect to the selection and oversight of the Sub-Advisors. The Directors also reviewed profitability statements of NAM USA regarding its investment management services to each of the Funds.

The Board discussed the terms of the Expense Caps provided by NAM USA as well as the clawback provisions. The Board considered the existing contractual Expense Caps for the Funds so that the total operating expenses (excluding Rule 12b-1 fees, interest expenses and certain other expenses) would be: 1.60% for The Japan Fund, 1.50% for the Asia

Nomura Partners Funds	The World from Asia	:	55

Board Approval of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

Pacific ex Japan Fund, 1.60% for the Global Emerging Markets Fund, and 1.25% for the Global Equity Income Fund. The Board considered NAM USA’s undertaking to support the Funds during the transition.

The Board, in consultation with an independent consultant, reviewed the investment advisory fees, the combined advisory and administration fees (“gross management fees”) and the expense ratios before Rule 12b-1 fees but after Expense Caps for the Funds and compared them with fees and expense ratios of Peer Funds. It was noted that the investment advisory fees for the Funds relative to their Peer Funds were in the following percentiles: 83rd percentile for the Asia Pacific ex Japan Fund, 94th percentile for the Global Emerging Markets Fund, 76th percentile for the Global Equity Income Fund, and 10th percentile for The Japan Fund. The gross management fee of The Japan Fund, when compared to its Peer Funds, was in the 30th percentile. It was noted that because of the small AUM and the minimum fee requirements of certain service providers that the gross management fees of the other Funds were each in the 100th percentile, when compared to their Peer Funds. However, it was observed that the total expense ratios of these Funds, because of the Expense Caps, generally compared much more favorably to their Peer Funds. The expense ratios, inclusive of the Expense Caps, were in the 78th percentile for the Asia Pacific ex Japan Fund, the 72nd percentile for the Global Emerging Markets Fund, the 76th percentile for the Global Equity Income Fund and the 60th percentile for The Japan Fund. After consultation with and in reliance on the independent consultant, the Board determined that the advisory fees for each of the Funds, inclusive of the Expense Caps, were reasonable.

The Board also considered the direct and indirect benefits to the Nomura entities and Martin Currie from a relationship with the Funds. The Board took into account the various services provided to the Funds by the Nomura entities and Martin Currie, including services required to manage a portfolio of securities in the Funds and reallocation of assets on an ongoing basis during the transition. The Board, including the Independent Directors, considered (a) the financial condition of NAM USA and its parent, NAM Tokyo, (b) the expense ratios of the Funds inclusive of the contractual Expense Caps, (c) the advisory fees and expense ratios of Peer Funds, and (d) the advisory fees charged to other clients of the Nomura entities and Martin Currie. Based on the information reviewed and its discussions, the Board, including a majority of the Independent Directors, concluded that the investment advisory fees, inclusive of the Expense Caps, were reasonable in relation to the services provided and their continuation during the transition was in the best interests of the Funds and their respective shareholders.

Economies of Scale. The Board considered the investment advisory fees, noting that many of them contained breakpoints. The Board in consultation with an independent consultant reviewed the breakpoints for the Funds. It was determined that most of the Funds had not yet gathered sufficient assets for the breakpoints to be imposed. The Board noted the existence of the Expense Caps and determined that because NAM USA had notified the Board that NAM USA was exiting the retail mutual fund business, the Board could not discuss changes to and/or additional breakpoints.

Conclusion. The Board determined that during the transition period the continuance of the investment advisory agreements with NAM USA and NAM USA’s continuance of the sub-advisory agreements with the Nomura entities and Martin Currie were in the best interests of the Funds and their respective shareholders. In reaching their determinations, the Directors did not identify any particular information that was controlling, and it is likely that each Director individually attributed different weights to the various factors considered.

56	:	www.NomuraPartnersFunds.com : 1.800.535.2726

NOMURA PARTNERS FUNDS, INC.

PRIVACY POLICY

FACTS	WHAT DOES NOMURA PARTNERS FUNDS, INC. (THE “FUNDS”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■     Social Security number and other information we receive from you on applications or other forms

■     Information about your transactions with us and our service providers, or others

If you decide to close your account(s) or become an inactive customer, we will continue to adhere to the privacy polices and practices described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do the Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	—
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	—
For our affiliates to market to you	No	—
For non-affiliates to market to you	No	—

Questions?	Call 1-800-53-JAPAN (1-800-535-2726) or go to www.nomurapartnersfunds.com/privacy.aspx

Nomura Partners Funds	The World from Asia	:	57

Who we are
Who is providing this notice?	Nomura Partners Funds, Inc. (the “Funds”)
What we do
How do the Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We also restrict access to your personal and account information to those persons who need to know it in order to provide services to you.

How do the Funds collect my personal information?	We collect your personal information, for example, when you: ■ open an account ■ purchase or sell shares ■ exchange shares
Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■     sharing for affiliates’ everyday business purposes—information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies. The following companies may be considered Affiliates of the Funds:

■     The term affiliate means the Funds’ investment adviser, investment sub-advisers, and any entity controlling, controlled by and under common control with the investment adviser.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies. The following companies provide services to the Funds and we may share your personal information as part of their everyday services to Funds.

■     State Street Bank and Trust Company

■     Boston Financial Data Services

■     Foreside Financial Group, LLC

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ The Funds do not have any joint marketing agreements.
Other important information
In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker- dealer, bank or trust company, the privacy policy of your financial intermediary will govern how your nonpublic personal information will be shared with non-affiliated third parties by that entity.

Effective Date: January 1, 2011

58	:	www.NomuraPartnersFunds.com : 1.800.535.2726

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

Asian Funds

The Japan Fund

Fixed Income Funds

High Yield Fund

Nomura Partners Funds:

Asian and global funds from leading Asian and global managers

Nomura Partners Funds offers a unique selection of mutual funds investing in Asian and global markets. Managed by Nomura Asset Management and premier managers in Europe and the United States, we provide a global perspective on today’s global markets. Our flagship fund, The Japan Fund, has been investing in Japanese equities since 1962 and is the oldest Japanese equity mutual fund in the United States. Nomura Asset Management is one of Asia’s leading investors with approximately $286.5 billion in assets under management as of March 31, 2014.

Nomura Partners Funds, Inc. c/o State Street Bank and Trust Company 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116	Distributor: Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, ME 04101 www.foreside.com

Investment Advisor: Nomura Asset Management U.S.A. Inc. Worldwide Plaza 309 West 49th Street New York, New York 10019-7316	Chairman and Board of Directors: Nomura Partners Funds, Inc. 4 Copley Place, 5th Floor CPH-0326 Boston, MA 02116

To Obtain More Information: Call 1-800-535-2726 or visit us online at www.nomurapartnersfunds.com This material must be preceded or accompanied by a current prospectus.

Printed on recycled paper.

Nomura Asset Management U.S.A. Inc.

Worldwide Plaza, 309 West 49th Street, New York, New York 10019-7316

www.nomurapartnersfunds.com

NOM-SR-001-0314

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The registrant’s full schedule of investments is included as part of the semi-annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Investment Management Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective as of a date within 90 days of the filing date of this report, based on the evaluation of the registrant’s disclosure controls and procedures, as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)), that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are filed herewith as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the 1940 Act, Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act and Section 1350 of Chapter 63 of Title 18 of the United States Code are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): NOMURA PARTNERS FUNDS, INC.

By (Signature and Title):	/s/ RICHARD J. BERTHY
Richard J. Berthy President and Principal Executive Officer

Date: June 4, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ RICHARD J. BERTHY
Richard J. Berthy President and Principal Executive Officer

Date: June 4, 2014

By (Signature and Title):	/s/ WILLIAM C. COX
William C. Cox Treasurer and Principal Financial Officer

Date: June 4, 2014